                                         May 1, 2004

                                         GROWTH & CORE
                                          Growth Portfolio
                                          Capital Appreciation Portfolio
                                          Mid Cap Growth Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

                This prospectus describes four series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    8

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................   10
                   General portfolio policies...............................   12
                   Risks....................................................   14

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   17
                   Management expenses......................................   18
                   Investment personnel.....................................   19

                OTHER INFORMATION...........................................   21

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   25
                   Taxes....................................................   25

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   26
                   Purchases................................................   26
                   Redemptions..............................................   27
                   Excessive trading........................................   27
                   Shareholder communications...............................   28

                FINANCIAL HIGHLIGHTS........................................   29

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   33
                   Futures, options and other derivatives...................   35
                   Other investments, strategies and/or techniques..........   36

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - CAPITAL APPRECIATION PORTFOLIO AND MID CAP GROWTH PORTFOLIO seek long-term growth of capital.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for MID CAP GROWTH PORTFOLIO).

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

 2  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          For purposes of Mid Cap Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          MID CAP GROWTH PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

          CAPITAL APPRECIATION PORTFOLIO is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        2.71%  29.96%  18.14%  22.49%  35.59%  43.01%  (14.75%)  (24.90%)  (26.72%)  31.49%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.83%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Growth Portfolio - Service Shares               31.49%    (2.47%)      8.74%          8.76%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                     29.75%    (5.11%)      9.21%          9.31%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 4  Janus Aspen Series

          CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                           57.91%  64.60%  (18.37%)  (21.83%)  (15.93%)  20.23%
                                            1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 40.00%    Worst Quarter:  3rd-2001 (18.74%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/1/97)
          Capital Appreciation Portfolio - Service Shares            20.23%      1.21%        11.99%
          S&P 500(R) Index*                                          28.67%     (0.57%)        6.60%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                                29.75%     (5.11%)        4.00%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                          Risk/return summary  5

          MID CAP GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)  (39.59%)  (28.12%)  34.76%
                         1994    1995   1996    1997    1998    1999      2000      2001      2002     2003

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares       34.76%    (2.28%)      7.96%          9.40%
          Russell Midcap Growth Index*                    42.71%     2.01%       9.40%          9.46%**
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                           35.62%     9.21%      13.93%         14.01%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

          ** The average annual total return was calculated based on historical information from 8/31/93 to 12/31/03 for the Russell Midcap Growth Index.

           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 6  Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  7

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 8  Janus Aspen Series

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                   Distribution              Total Annual Fund
                                                      Management     (12b-1)       Other         Operating
                                                         Fees        Fees(1)      Expenses       Expenses
    Growth & Core
      Growth Portfolio                                  0.65%         0.25%        0.02%           0.92%
      Capital Appreciation Portfolio                    0.65%         0.25%        0.03%           0.93%
      Mid Cap Growth Portfolio                          0.65%         0.25%        0.02%           0.92%
    International & Global
      Worldwide Growth Portfolio                        0.65%         0.25%        0.06%           0.96%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Growth Portfolio                                              $94       $293       $509       $1,131
      Capital Appreciation Portfolio                                $95       $296       $515       $1,143
      Mid Cap Growth Portfolio                                      $94       $293       $509       $1,131
    International & Global
      Worldwide Growth Portfolio                                    $98       $306       $531       $1,178

                                                          Risk/return summary  9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Growth Portfolio                                                 Janus Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                INTERNATIONAL & GLOBAL PORTFOLIO
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GROWTH & CORE

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from approximately $695 million to $17 billion.

 10  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

            Investment objectives, principal investment strategies and risks  11

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Portfolios invest primarily in domestic and foreign equity securities. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of MID CAP GROWTH PORTFOLIO'S assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

 12  Janus Aspen Series

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  13

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION PORTFOLIO AFFECT THE PORTFOLIO'S RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a nondiversified Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

 14  Janus Aspen Series

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

6. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

            Investment objectives, principal investment strategies and risks  15

7. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 16  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  17

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                   Average Daily      Annual Management
                                                                     Net Assets           Fee Rate
    Portfolios                                                      of Portfolio       Percentage (%)
    Growth & Core
      Growth Portfolio                                            All Asset Levels          0.65
      Capital Appreciation Portfolio                              All Asset Levels          0.65
      Mid Cap Growth Portfolio                                    All Asset Levels          0.65
    International & Global
      Worldwide Growth Portfolio                                  All Asset Levels          0.65

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Growth Portfolio                                                     0.65%
   Capital Appreciation Portfolio                                       0.65%
   Mid Cap Growth Portfolio                                             0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%

 18  Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

                                                Management of the Portfolios  19

ASSISTANT PORTFOLIO MANAGER

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

 20  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

                                                           Other information  21
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

 22  Janus Aspen Series
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

                                                           Other information  23

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 24  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  25

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

 26  Janus Aspen Series

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. Most Portfolios disclose their top ten portfolio holdings. However, Capital Appreciation Portfolio discloses only its top five portfolio

                                                         Shareholder's guide  27
          holdings. The Portfolios also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 28  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                      Years ended December 31
                                         2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $14.48         $19.76         $26.36         $33.52
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.09         (0.04)         (0.02)         (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)          4.47         (5.24)         (6.54)         (4.58)
 Total from investment operations          4.56         (5.28)         (6.56)         (4.59)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --             --             --             --
 Distributions (from capital gains)          --             --         (0.04)         (2.57)
 Total distributions                         --             --         (0.04)         (2.57)
 NET ASSET VALUE, END OF PERIOD          $19.04         $14.48         $19.76         $26.36
 Total return                            31.49%       (26.72%)       (24.90%)       (14.75%)
 Net assets, end of period (in
   thousands)                          $211,100       $177,327       $237,012       $104,656
 Average net assets for the period
   (in thousands)                      $188,994       $219,594       $160,200        $29,782
 Ratio of gross expenses to average
   net assets(1)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.55%        (0.33%)        (0.20%)        (0.07%)
 Portfolio turnover rate                    24%            36%            48%            47%
--------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  29

CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------
                                                           Years ended December 31
                                              2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $17.24         $20.57         $26.54         $32.77
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.01           0.06           0.14           0.27
 Net gain/(loss) on securities
   (both realized and unrealized)               3.48         (3.33)         (5.92)         (6.27)
 Total from investment operations               3.49         (3.27)         (5.78)         (6.00)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.05)         (0.06)         (0.19)         (0.22)
 Distributions (from capital gains)               --             --             --         (0.01)
 Total distributions                          (0.05)         (0.06)         (0.19)         (0.23)
 NET ASSET VALUE, END OF PERIOD               $20.68         $17.24         $20.57         $26.54
 Total Return                                 20.23%       (15.93%)       (21.83%)       (18.37%)
 Net assets, end of period (in
   thousands)                               $427,292       $367,266       $498,094       $527,960
 Average net assets for the period
   (in thousands)                           $390,044       $432,801       $514,004       $311,628
 Ratio of gross expenses to average
   net assets(1)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                      0.07%          0.30%          0.69%          1.52%
 Portfolio turnover rate                         41%            62%            67%            41%
-------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 30  Janus Aspen Series

MID CAP GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $15.62              $21.73              $35.97              $59.16
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.29              (0.04)              (0.09)                0.12
 Net gain/(loss) on securities
   (both realized and unrealized)          5.14              (6.07)             (14.15)             (16.98)
 Total from investment operations          5.43              (6.11)             (14.24)             (16.86)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --                  --                  --
 Distributions (from capital gains)          --                  --                  --              (4.58)
 Tax return of capital                       --                  --                  --              (1.75)
 Total distributions                         --                  --                  --              (6.33)
 NET ASSET VALUE, END OF PERIOD          $21.05              $15.62              $21.73              $35.97
 Total return                            34.76%            (28.12%)            (39.59%)            (31.78%)
 Net assets, end of period (in
   thousands)                          $204,838            $137,089            $169,656            $126,135
 Average net assets for the period
   (in thousands)                      $167,689            $149,682            $146,884             $43,775
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.54%             (0.32%)             (0.48%)             (0.65%)
 Portfolio turnover rate                    36%                 63%                 99%                 82%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 32  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

                                                Glossary of investment terms  33
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 34  Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                                                Glossary of investment terms  35

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 36  Janus Aspen Series

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                                                                              37

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 38

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

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Capital Appreciation Portfolio
                                          Mid Cap Growth Portfolio
                                          Growth and Income Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                         FIXED-INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes five series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    8
                   Fees and expenses........................................   10

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment strategies
                   for Equity Portfolios....................................   12
                   Investment objective and principal investment strategies
                   for Flexible Income Portfolio............................   15
                   General portfolio policies...............................   17
                   Risks for Equity Portfolios..............................   20
                   Risks for Flexible Income Portfolio......................   21
                   Risks common to all Portfolios...........................   21

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   23
                   Management expenses......................................   24
                   Investment personnel.....................................   25

                OTHER INFORMATION...........................................   27

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   31
                   Taxes....................................................   31

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   32
                   Purchases................................................   32
                   Redemptions..............................................   33
                   Excessive trading........................................   33
                   Shareholder communications...............................   34

                FINANCIAL HIGHLIGHTS........................................   35

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   40
                   Futures, options and other derivatives...................   42
                   Other investments, strategies and/or techniques..........   43

                EXPLANATION OF RATINGS CATEGORIES...........................   44

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - CAPITAL APPRECIATION PORTFOLIO AND MID CAP GROWTH PORTFOLIO seek long-term growth of capital.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for MID CAP GROWTH PORTFOLIO).

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

 2  Janus Aspen Series

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          For purposes of Mid Cap Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          MID CAP GROWTH PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

          CAPITAL APPRECIATION PORTFOLIO is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          The income component of GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                           57.91%  64.60%  (18.37%)  (21.83%)  (15.93%)  20.23%
                                            1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 40.00%    Worst Quarter:  3rd-2001 (18.74%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/1/97)
          Capital Appreciation Portfolio - Service Shares            20.23%      1.21%        11.99%
          S&P 500(R) Index*                                          28.67%     (0.57%)        6.60%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                                29.75%     (5.11%)        4.00%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 4  Janus Aspen Series

          MID CAP GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)  (39.59%)  (28.12%)  34.76%
                         1994    1995   1996    1997    1998    1999      2000      2001      2002     2003

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares       34.76%    (2.28%)      7.96%          9.40%
          Russell Midcap Growth Index*                    42.71%     2.01%       9.40%          9.46%**
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                           35.62%     9.21%      13.93%         14.01%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

          ** The average annual total return was calculated based on historical information from 8/31/93 to 12/31/03 for the Russell Midcap Growth Index.

           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk/return summary  5

          GROWTH AND INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                       73.09%       (14.31%)  (13.58%)  (21.77%)  23.60%
                                        1999          2000      2001      2002     2003

                 Best Quarter:  4th-1999 37.51%    Worst Quarter:  3rd-2002 (16.67%)

                                                    Average annual total return for period ended 12/31/03
                                                    -----------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/1/98)
          Growth and Income Portfolio - Service Shares               23.60%     4.37%          7.23%
          S&P 500(R) Index*                                          28.67%    (0.57%)         1.46%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 6  Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  7

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FIXED-INCOME

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

          For purposes of the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally

 8  Janus Aspen Series
          have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        (0.91%)  23.86%  9.03%  11.52%  8.85%  1.30%  6.00%  7.49%  10.16%  6.17%
                         1994     1995   1996    1997   1998   1999   2000   2001    2002    2003

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.27%)

                                                     Average annual total return for periods ended 12/31/03
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year    5 years    10 years       (9/13/93)
          Flexible Income Portfolio - Service Shares       6.17%      6.19%      8.18%           8.01%
          Lehman Brothers Gov't/Credit Index*              4.67%      6.66%      6.98%           6.78%
            (reflects no deduction for fees or expenses)
                                                           ------------------------------------------------

          * The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  9

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 10  Janus Aspen Series

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                          ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)    Total Annual Fund
                                                 Management    Distribution      Other           Operating
                                                    Fees      (12b-1) Fees(1)   Expenses         Expenses
    Growth & Core
      Capital Appreciation Portfolio               0.65%           0.25%         0.03%             0.93%
      Mid Cap Growth Portfolio                     0.65%           0.25%         0.02%             0.92%
      Growth and Income Portfolio                  0.65%           0.25%         0.20%             1.10%
    International & Global
      Worldwide Growth Portfolio                   0.65%           0.25%         0.06%             0.96%
    Fixed-Income
      Flexible Income Portfolio                    0.60%           0.25%         0.04%             0.89%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Capital Appreciation Portfolio                               $ 95       $296       $515       $1,143
      Mid Cap Growth Portfolio                                     $ 94       $293       $509       $1,131
      Growth and Income Portfolio                                  $112       $350       $606       $1,340
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306       $531       $1,178
    Fixed-Income
      Flexible Income Portfolio                                    $ 91       $284       $493       $1,096

                                                         Risk/return summary  11

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                INTERNATIONAL & GLOBAL PORTFOLIO
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                FIXED-INCOME PORTFOLIO
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES FOR EQUITY PORTFOLIOS

GROWTH & CORE

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from approximately $695 million to $17 billion.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in

 12  Janus Aspen Series
          equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Growth and Income Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios may be incidental to their objectives. In the case of Growth and Income Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree when selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

            Investment objectives, principal investment strategies and risks  13

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Growth and Income Portfolio shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, Growth and Income Portfolio will place a greater emphasis on the growth component. Growth and Income Portfolio's growth component will normally be up to 75% of its net assets.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The growth component of Growth and Income Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Growth and Income Portfolio's holdings will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of Growth and Income Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME PORTFOLIO INVESTMENT?

          The income component of Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

 14  Janus Aspen Series

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES FOR FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

            Investment objectives, principal investment strategies and risks 15 averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

          The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

 16  Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Growth and Income Portfolio also invests in securities with some degree of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of MID CAP GROWTH PORTFOLIO assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

            Investment objectives, principal investment strategies and risks  17

          To achieve its objective, Flexible Income Portfolio invests primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

          - domestic and foreign equity securities

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities (without limit)

          - zero coupon, pay-in-kind and step coupon securities (without limit)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

 18  Janus Aspen Series

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  19

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION PORTFOLIO AFFECT THE PORTFOLIO'S RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a nondiversified Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

 20  Janus Aspen Series

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

            Investment objectives, principal investment strategies and risks 21 practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 22  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  23

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                    Average Daily      Annual Management
                                                     Net Assets            Fee Rate         Expense Limit
    Portfolios                                      of Portfolio        Percentage (%)      Percentage (%)
    Growth & Core
      Capital Appreciation Portfolio              All Asset Levels           0.65                 N/A
      Mid Cap Growth Portfolio                    All Asset Levels           0.65                 N/A
      Growth and Income Portfolio                 All Asset Levels           0.65                 N/A
    International & Global
      Worldwide Growth Portfolio                  All Asset Levels           0.65                 N/A
    Fixed-Income
      Flexible Income Portfolio                   First $300
                                                  Million                    0.65                1.00(1)
                                                  Over $300 Million          0.55

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least May 1, 2005. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Capital Appreciation Portfolio                                       0.65%
   Mid Cap Growth Portfolio                                             0.65%
   Growth and Income Portfolio                                          0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
Fixed-Income
   Flexible Income Portfolio                                            0.60%

 24  Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

MINYOUNG SOHN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio. Mr. Sohn is also Portfolio Manager of other
            Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree in Government and Economics (graduated cum laude) from Dartmouth College. Mr.
            Sohn has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of
            Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.
                                                Management of the Portfolios  25

ASSISTANT PORTFOLIO MANAGER

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

 26  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

                                                           Other information  27
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

 28  Janus Aspen Series
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

                                                           Other information  29

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  31

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

 32  Janus Aspen Series

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. Most Portfolios disclose their top ten portfolio holdings. However, Capital Appreciation Portfolio discloses only its top five portfolio

                                                         Shareholder's guide  33
          holdings. The Portfolios also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 34  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------
                                                           Years ended December 31
                                              2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $17.24         $20.57         $26.54         $32.77
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.01           0.06           0.14           0.27
 Net gain/(loss) on securities
   (both realized and unrealized)               3.48         (3.33)         (5.92)         (6.27)
 Total from investment operations               3.49         (3.27)         (5.78)         (6.00)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.05)         (0.06)         (0.19)         (0.22)
 Distributions (from capital gains)               --             --             --         (0.01)
 Total distributions                          (0.05)         (0.06)         (0.19)         (0.23)
 NET ASSET VALUE, END OF PERIOD               $20.68         $17.24         $20.57         $26.54
 Total Return                                 20.23%       (15.93%)       (21.83%)       (18.37%)
 Net assets, end of period (in
   thousands)                               $427,292       $367,266       $498,094       $527,960
 Average net assets for the period
   (in thousands)                           $390,044       $432,801       $514,004       $311,628
 Ratio of gross expenses to average
   net assets(1)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                      0.07%          0.30%          0.69%          1.52%
 Portfolio turnover rate                         41%            62%            67%            41%
-------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  35

MID CAP GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $15.62              $21.73              $35.97              $59.16
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.29              (0.04)              (0.09)                0.12
 Net gain/(loss) on securities
   (both realized and unrealized)          5.14              (6.07)             (14.15)             (16.98)
 Total from investment operations          5.43              (6.11)             (14.24)             (16.86)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --                  --                  --
 Distributions (from capital gains)          --                  --                  --              (4.58)
 Tax return of capital                       --                  --                  --              (1.75)
 Total distributions                         --                  --                  --              (6.33)
 NET ASSET VALUE, END OF PERIOD          $21.05              $15.62              $21.73              $35.97
 Total return                            34.76%            (28.12%)            (39.59%)            (31.78%)
 Net assets, end of period (in
   thousands)                          $204,838            $137,089            $169,656            $126,135
 Average net assets for the period
   (in thousands)                      $167,689            $149,682            $146,884             $43,775
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.54%             (0.32%)             (0.48%)             (0.65%)
 Portfolio turnover rate                    36%                 63%                 99%                 82%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 36  Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $11.56              $14.87              $17.35              $20.63
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.06                0.08                0.12                0.07
 Net gain/(loss) on securities
   (both realized and unrealized)          2.66              (3.31)              (2.47)              (2.99)
 Total from investment operations          2.72              (3.23)              (2.35)              (2.92)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.06)              (0.08)              (0.13)              (0.05)
 Distributions (from capital gains)          --                  --                  --              (0.31)
 Total distributions                     (0.06)              (0.08)              (0.13)              (0.36)
 NET ASSET VALUE, END OF PERIOD          $14.22              $11.56              $14.87              $17.35
 Total Return                            23.60%            (21.77%)            (13.58%)            (14.31%)
 Net assets, end of period (in
   thousands)                           $62,223             $62,087             $85,154             $54,212
 Average net assets for the period
   (in thousands)                       $61,252             $78,089             $73,705             $12,868
 Ratio of gross expenses to average
   net assets(1)                          1.10%               1.01%               0.95%               1.11%
 Ratio of net expenses to average
   net assets(2)                          1.10%               1.01%               0.95%               1.10%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.44%               0.57%               0.91%               1.20%
 Portfolio turnover rate                    43%                 54%                 52%                 37%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  37

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 38  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                        2003                 2002                 2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.82               $11.98              $11.62              $11.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.53                 0.34                0.47                0.53
 Net gain/(loss) on securities
   (both realized and unrealized)         0.26                 0.87                0.39                0.14
 Total from investment operations         0.79                 1.21                0.86                0.67
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.50)               (0.37)              (0.50)              (0.46)
 Distributions (from capital gains)         --                   --                  --                  --
 Total distributions                    (0.50)               (0.37)              (0.50)              (0.46)
 NET ASSET VALUE, END OF PERIOD         $13.11               $12.82              $11.98              $11.62
 Total return                            6.17%               10.16%               7.49%               6.00%
 Net assets, end of period (in
   thousands)                          $31,272              $14,025              $2,136                $568
 Average net assets for the period
   (in thousands)                      $23,523               $7,218              $1,452                $187
 Ratio of gross expenses to average
   net assets(1)                         0.89%                0.91%               0.91%               0.99%
 Ratio of net expenses to average
   net assets(2)                         0.89%                0.91%               0.90%               0.99%
 Ratio of net investment
   income/(loss) to average net
   assets                                4.26%                4.61%               5.56%               6.54%
 Portfolio turnover rate                  154%                 229%                308%                202%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  39

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

 40  Janus Aspen Series
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  41

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 42  Janus Aspen Series

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  43

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

 44  Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

                                            Explanation of rating categories  45

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2003, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           29%
           AA                                                             4%
           A                                                             10%
           BBB                                                           36%
           BB                                                             7%
           B                                                              5%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      7%
           Preferred Stock                                                0%
           Cash and Options                                               2%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2003.

 46  Janus Aspen Series

                       This page intentionally left blank

                       This page intentionally left blank

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Mid Cap Growth Portfolio
                                          Growth and Income Portfolio
                                          Balanced Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio
                                         FIXED-INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes six series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   10
                   Fees and expenses........................................   12

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment strategies
                   for Equity Portfolios....................................   14
                   Investment objective and principal investment strategies
                   for Flexible Income Portfolio............................   18
                   General portfolio policies...............................   20
                   Risks for Equity Portfolios..............................   23
                   Risks for Flexible Income Portfolio......................   24
                   Risks common to all Portfolios...........................   24

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   26
                   Management expenses......................................   27
                   Investment personnel.....................................   28

                OTHER INFORMATION...........................................   30

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   34
                   Taxes....................................................   34

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   35
                   Purchases................................................   35
                   Redemptions..............................................   36
                   Excessive trading........................................   36
                   Shareholder communications...............................   37

                FINANCIAL HIGHLIGHTS........................................   38

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   44
                   Futures, options and other derivatives...................   46
                   Other investments, strategies and/or techniques..........   47

                EXPLANATION OF RATING CATEGORIES............................   48

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Portfolio and Balanced Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - MID CAP GROWTH PORTFOLIO seeks long-term growth of capital.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for MID CAP GROWTH PORTFOLIO).

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

 2  Janus Aspen Series

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          MID CAP GROWTH PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

          WORLDWIDE GROWTH PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          The income component of GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is

                                                          Risk/return summary  3
          credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

 4  Janus Aspen Series

          MID CAP GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)  (39.59%)  (28.12%)  34.76%
                         1994    1995   1996    1997    1998    1999      2000      2001      2002     2003

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares       34.76%    (2.28%)      7.96%          9.40%
          Russell Midcap Growth Index*                    42.71%     2.01%       9.40%          9.46%**
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                           35.62%     9.21%      13.93%         14.01%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

          ** The average annual total return was calculated based on historical information from 8/31/93 to 12/31/03 for the Russell Midcap Growth Index.

           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk/return summary  5

          GROWTH AND INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                       73.09%       (14.31%)  (13.58%)  (21.77%)  23.60%
                                        1999          2000      2001      2002     2003

                 Best Quarter:  4th-1999 37.51%    Worst Quarter:  3rd-2002 (16.67%)

                                                    Average annual total return for period ended 12/31/03
                                                    -----------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/1/98)
          Growth and Income Portfolio - Service Shares               23.60%     4.37%          7.23%
          S&P 500(R) Index*                                          28.67%    (0.57%)         1.46%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 6  Janus Aspen Series

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%  24.79%  16.18%  21.96%  34.03%  26.03%  (1.37%)  (4.90%)  (6.67%)  13.72%
                        1994    1995    1996    1997    1998    1999    2000     2001     2002     2003

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Service Shares             13.72%     4.64%      11.69%         12.04%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**             4.67%     6.66%       6.98%          6.78%
            (reflects no deduction for fees or expenses)
          Balanced Index+                                 17.87%     2.68%       9.22%          9.11%++
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. + The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Gov't/Credit Index (45%).
          ++ The average annual return was calculated based on historical information from 9/30/93 to 12/31/03 for the Balanced Index.

                                                          Risk/return summary  7

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 8  Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  9

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FIXED-INCOME

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

          For purposes of the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the

 10  Janus Aspen Series
          performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        (0.91%)  23.86%  9.03%  11.52%  8.85%  1.30%  6.00%  7.49%  10.16%  6.17%
                         1994     1995   1996    1997   1998   1999   2000   2001    2002    2003

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.27%)

                                                     Average annual total return for periods ended 12/31/03
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year    5 years    10 years       (9/13/93)
          Flexible Income Portfolio - Service Shares       6.17%      6.19%      8.18%           8.01%
          Lehman Brothers Gov't/Credit Index*              4.67%      6.66%      6.98%           6.78%
            (reflects no deduction for fees or expenses)
                                                           ------------------------------------------------

          * The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 12  Janus Aspen Series

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                           ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)    Total Annual Fund
                                                 Management     Distribution      Other           Operating
                                                    Fees      (12b-1) Fees(1)    Expenses          Expenses
    Growth & Core
      Mid Cap Growth Portfolio                     0.65%           0.25%          0.02%             0.92%
      Growth and Income Portfolio                  0.65%           0.25%          0.20%             1.10%
      Balanced Portfolio                           0.65%           0.25%          0.02%             0.92%
    International & Global
      Worldwide Growth Portfolio                   0.65%           0.25%          0.06%             0.96%
      International Growth Portfolio               0.65%           0.25%          0.11%             1.01%
    Fixed-Income
      Flexible Income Portfolio                    0.60%           0.25%          0.04%             0.89%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Mid Cap Growth Portfolio                                     $ 94       $293       $509       $1,131
      Growth and Income Portfolio                                  $112       $350       $606       $1,340
      Balanced Portfolio                                           $ 94       $293       $509       $1,131
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306       $531       $1,178
      International Growth Portfolio                               $103       $322       $558       $1,236
    Fixed-Income
      Flexible Income Portfolio                                    $ 91       $284       $493       $1,096

                                                         Risk/return summary  13

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  International Growth Portfolio                          Janus Overseas Fund
                FIXED-INCOME PORTFOLIO
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES FOR EQUITY PORTFOLIOS

GROWTH & CORE

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from approximately $695 million to $17 billion.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for

 14  Janus Aspen Series
          increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Growth and Income Portfolio and Balanced Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Growth and Income Portfolio and Balanced Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.

            Investment objectives, principal investment strategies and risks  15

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW DO GROWTH AND INCOME PORTFOLIO AND BALANCED PORTFOLIO DIFFER FROM EACH OTHER?

          Growth and Income Portfolio will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. Balanced Portfolio places a greater emphasis on the income component of its portfolio and will normally invest 40 to 60% of its net assets in securities selected primarily for their income potential. As a result, Balanced Portfolio is expected to be less volatile than Growth and Income Portfolio. Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?

          Growth and Income Portfolio and Balanced Portfolio shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component. Growth and Income Portfolio's growth component will normally be up to 75% of its net assets. Balanced Portfolio's growth component will normally be 40 to 60% of its net assets.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of these Portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

 16  Janus Aspen Series

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME PORTFOLIO'S AND BALANCED PORTFOLIO'S HOLDINGS?

          Growth and Income Portfolio's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. The income component of Balanced Portfolio's holdings will consist primarily of bonds.

8. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME PORTFOLIO OR BALANCED PORTFOLIO INVESTMENT?

          The income component of Growth and Income Portfolio's and Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  17

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES FOR FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

 18  Janus Aspen Series
          averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

          The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

            Investment objectives, principal investment strategies and risks  19

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Growth and Income Portfolio and Balanced Portfolio also invest in securities with varying degrees of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of MID CAP GROWTH PORTFOLIO'S assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

 20  Janus Aspen Series

          To achieve its objective, Flexible Income Portfolio invests primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

          - domestic and foreign equity securities

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities (without limit)

          - zero coupon, pay-in-kind and step coupon securities (without limit)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

            Investment objectives, principal investment strategies and risks  21

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 22  Janus Aspen Series

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following question and answer are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

            Investment objectives, principal investment strategies and risks  23

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

 24  Janus Aspen Series
            practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio and International Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  25

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 26  Janus Aspen Series

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                    Average Daily      Annual Management
                                                     Net Assets            Fee Rate         Expense Limit
    Portfolios                                      of Portfolio        Percentage (%)      Percentage (%)
    Growth & Core
      Mid Cap Growth Portfolio                    All Asset Levels           0.65                 N/A
      Growth and Income Portfolio                 All Asset Levels           0.65                 N/A
      Balanced Portfolio                          All Asset Levels           0.65                 N/A
    International & Global
      Worldwide Growth Portfolio                  All Asset Levels           0.65                 N/A
      International Growth Portfolio              All Asset Levels           0.65                 N/A
    Fixed-Income
      Flexible Income Portfolio                   First $300
                                                  Million                    0.65                1.00(1)
                                                  Over $300 Million          0.55

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least May 1, 2005. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Mid Cap Growth Portfolio                                             0.65%
   Growth and Income Portfolio                                          0.65%
   Balanced Portfolio                                                   0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
   International Growth Portfolio                                       0.65%
Fixed-Income
   Flexible Income Portfolio                                            0.60%
----------------------------------------------------------------------------------------

                                                Management of the Portfolios  27

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 28  Janus Aspen Series

MINYOUNG SOHN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio. Mr. Sohn is also Portfolio Manager of other
            Janus accounts. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor of Arts degree in Government and Economics (graduated cum laude) from Dartmouth College. Mr.
            Sohn has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  29

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

 30  Janus Aspen Series
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

                                                           Other information  31
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

 32  Janus Aspen Series

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 34  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                                                         Shareholder's guide  35

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. The Portfolios disclose their top ten portfolio holdings. The Portfolios also provide the percentage of their total portfolios that is represented by their top ten holdings.

 36  Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

MID CAP GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $15.62              $21.73              $35.97              $59.16
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.29              (0.04)              (0.09)                0.12
 Net gain/(loss) on securities
   (both realized and unrealized)          5.14              (6.07)             (14.15)             (16.98)
 Total from investment operations          5.43              (6.11)             (14.24)             (16.86)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --                  --                  --
 Distributions (from capital gains)          --                  --                  --              (4.58)
 Tax return of capital                       --                  --                  --              (1.75)
 Total distributions                         --                  --                  --              (6.33)
 NET ASSET VALUE, END OF PERIOD          $21.05              $15.62              $21.73              $35.97
 Total return                            34.76%            (28.12%)            (39.59%)            (31.78%)
 Net assets, end of period (in
   thousands)                          $204,838            $137,089            $169,656            $126,135
 Average net assets for the period
   (in thousands)                      $167,689            $149,682            $146,884             $43,775
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.54%             (0.32%)             (0.48%)             (0.65%)
 Portfolio turnover rate                    36%                 63%                 99%                 82%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 38  Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $11.56              $14.87              $17.35              $20.63
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.06                0.08                0.12                0.07
 Net gain/(loss) on securities
   (both realized and unrealized)          2.66              (3.31)              (2.47)              (2.99)
 Total from investment operations          2.72              (3.23)              (2.35)              (2.92)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.06)              (0.08)              (0.13)              (0.05)
 Distributions (from capital gains)          --                  --                  --              (0.31)
 Total distributions                     (0.06)              (0.08)              (0.13)              (0.36)
 NET ASSET VALUE, END OF PERIOD          $14.22              $11.56              $14.87              $17.35
 Total Return                            23.60%            (21.77%)            (13.58%)            (14.31%)
 Net assets, end of period (in
   thousands)                           $62,223             $62,087             $85,154             $54,212
 Average net assets for the period
   (in thousands)                       $61,252             $78,089             $73,705             $12,868
 Ratio of gross expenses to average
   net assets(1)                          1.10%               1.01%               0.95%               1.11%
 Ratio of net expenses to average
   net assets(2)                          1.10%               1.01%               0.95%               1.10%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.44%               0.57%               0.91%               1.20%
 Portfolio turnover rate                    43%                 54%                 52%                 37%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  39

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.32              $23.31              $24.92             $27.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.39                0.45                0.47               0.17
 Net gain/(loss) on securities
   (both realized and unrealized)          2.52              (2.00)              (1.68)             (0.52)
 Total from investment operations          2.91              (1.55)              (1.21)             (0.35)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.41)              (0.44)              (0.40)             (0.22)
 Distributions (from capital gains)          --                  --                  --             (2.31)
 Tax return of capital                       --                  --                  --             (0.02)
 Total distributions                     (0.41)              (0.44)              (0.40)             (2.55)
 NET ASSET VALUE, END OF PERIOD          $23.82              $21.32              $23.31             $24.92
 Total Return                            13.72%             (6.67%)             (4.90%)            (1.37%)
 Net assets, end of period (in
   thousands)                          $431,044            $282,367            $192,338            $48,634
 Average net assets for the period
   (in thousands)                      $349,871            $237,813            $108,835            $13,810
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.91%              0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.91%              0.91%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.90%               2.28%               2.58%              2.93%
 Portfolio turnover rate                    69%                 94%                114%                72%
----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 40  Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  41

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 42  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                        2003                 2002                 2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.82               $11.98              $11.62              $11.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.53                 0.34                0.47                0.53
 Net gain/(loss) on securities
   (both realized and unrealized)         0.26                 0.87                0.39                0.14
 Total from investment operations         0.79                 1.21                0.86                0.67
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.50)               (0.37)              (0.50)              (0.46)
 Distributions (from capital gains)         --                   --                  --                  --
 Total distributions                    (0.50)               (0.37)              (0.50)              (0.46)
 NET ASSET VALUE, END OF PERIOD         $13.11               $12.82              $11.98              $11.62
 Total return                            6.17%               10.16%               7.49%               6.00%
 Net assets, end of period (in
   thousands)                          $31,272              $14,025              $2,136                $568
 Average net assets for the period
   (in thousands)                      $23,523               $7,218              $1,452                $187
 Ratio of gross expenses to average
   net assets(1)                         0.89%                0.91%               0.91%               0.99%
 Ratio of net expenses to average
   net assets(2)                         0.89%                0.91%               0.90%               0.99%
 Ratio of net investment
   income/(loss) to average net
   assets                                4.26%                4.61%               5.56%               6.54%
 Portfolio turnover rate                  154%                 229%                308%                202%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  43

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

 44  Janus Aspen Series
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  45

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 46  Janus Aspen Series

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

 48  Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

                                            Explanation of rating categories  49

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2003, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           29%
           AA                                                             4%
           A                                                             10%
           BBB                                                           36%
           BB                                                             7%
           B                                                              5%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      7%
           Preferred Stock                                                0%
           Cash and Options                                               2%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2003.

 50  Janus Aspen Series

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Mid Cap Growth Portfolio
                                          Balanced Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio
                                         FIXED-INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes five series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    8
                   Fees and expenses........................................   10

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment strategies
                   for Equity Portfolios....................................   12
                   Investment objective and principal investment strategies
                   for Flexible Income Portfolio............................   15
                   General portfolio policies...............................   17
                   Risks for Equity Portfolios..............................   20
                   Risks for Flexible Income Portfolio......................   21
                   Risks common to all Portfolios...........................   21

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   23
                   Management expenses......................................   24
                   Investment personnel.....................................   25

                OTHER INFORMATION...........................................   27

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   31
                   Taxes....................................................   31

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   32
                   Purchases................................................   32
                   Redemptions..............................................   33
                   Excessive trading........................................   33
                   Shareholder communications...............................   34

                FINANCIAL HIGHLIGHTS........................................   35

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   40
                   Futures, options and other derivatives...................   42
                   Other investments, strategies and/or techniques..........   43

                EXPLANATION OF RATING CATEGORIES............................   44

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - MID CAP GROWTH PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for MID CAP GROWTH PORTFOLIO).

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

 2  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          MID CAP GROWTH PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

          WORLDWIDE GROWTH PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          MID CAP GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)  (39.59%)  (28.12%)  34.76%
                         1994    1995   1996    1997    1998    1999      2000      2001      2002     2003

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares       34.76%    (2.28%)      7.96%          9.40%
          Russell Midcap Growth Index*                    42.71%     2.01%       9.40%          9.46%**
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                           35.62%     9.21%      13.93%         14.01%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.
          ** The average annual total return was calculated based on historical information from 8/31/93 to 12/31/03 for the Russell Midcap Growth Index.
           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4  Janus Aspen Series

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%  24.79%  16.18%  21.96%  34.03%  26.03%  (1.37%)  (4.90%)  (6.67%)  13.72%
                        1994    1995    1996    1997    1998    1999    2000     2001     2002     2003

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Service Shares             13.72%     4.64%      11.69%         12.04%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**             4.67%     6.66%       6.98%          6.78%
            (reflects no deduction for fees or expenses)
          Balanced Index+                                 17.87%     2.68%       9.22%          9.11%++
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. + The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Gov't/Credit Index (45%).
          ++ The average annual return was calculated based on historical information from 9/30/93 to 12/31/03 for the Balanced Index.

                                                          Risk/return summary  5

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 6  Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  7

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FIXED-INCOME

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

          For purposes of the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the

 8  Janus Aspen Series
          performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        (0.91%)  23.86%  9.03%  11.52%  8.85%  1.30%  6.00%  7.49%  10.16%  6.17%
                         1994     1995   1996    1997   1998   1999   2000   2001    2002    2003

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.27%)

                                                     Average annual total return for periods ended 12/31/03
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year    5 years    10 years       (9/13/93)
          Flexible Income Portfolio - Service Shares       6.17%      6.19%      8.18%           8.01%
          Lehman Brothers Gov't/Credit Index*              4.67%      6.66%      6.98%           6.78%
            (reflects no deduction for fees or expenses)
                                                           ------------------------------------------------

          * The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  9

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 10  Janus Aspen Series

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                   Distribution              Total Annual Fund
                                                      Management     (12b-1)       Other         Operating
                                                         Fees        Fees(1)      Expenses       Expenses
    Growth & Core
      Mid Cap Growth Portfolio                          0.65%         0.25%        0.02%           0.92%
      Balanced Portfolio                                0.65%         0.25%        0.02%           0.92%
    International & Global
      Worldwide Growth Portfolio                        0.65%         0.25%        0.06%           0.96%
      International Growth Portfolio                    0.65%         0.25%        0.11%           1.01%
    Fixed-Income
      Flexible Income Portfolio                         0.60%         0.25%        0.04%           0.89%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Mid Cap Growth Portfolio                                     $ 94       $293       $509       $1,131
      Balanced Portfolio                                           $ 94       $293       $509       $1,131
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306       $531       $1,178
      International Growth Portfolio                               $103       $322       $558       $1,236
    Fixed-Income
      Flexible Income Portfolio                                    $ 91       $284       $493       $1,096

                                                         Risk/return summary  11

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  International Growth Portfolio                          Janus Overseas Fund
                FIXED-INCOME PORTFOLIO
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES FOR EQUITY PORTFOLIOS

GROWTH & CORE

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from approximately $695 million to $17 billion.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

 12  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree when selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

            Investment objectives, principal investment strategies and risks  13

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, Balanced Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 40 to 60% of its net assets.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of Balanced Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist primarily of bonds.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

 14  Janus Aspen Series

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES FOR FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

            Investment objectives, principal investment strategies and risks 15 averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

          The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

 16  Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Balanced Portfolio also invests in securities with some degree of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of MID CAP GROWTH PORTFOLIO'S assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

            Investment objectives, principal investment strategies and risks  17

          To achieve its objective, Flexible Income Portfolio invests primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

          - domestic and foreign equity securities

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities (without limit)

          - zero coupon, pay-in-kind and step coupon securities (without limit)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of

 18  Janus Aspen Series
          relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  19

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following question and answer are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 20  Janus Aspen Series

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

            Investment objectives, principal investment strategies and risks 21 practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio and International Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 22  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  23

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                    Average Daily      Annual Management
                                                     Net Assets            Fee Rate         Expense Limit
    Portfolios                                      of Portfolio        Percentage (%)      Percentage (%)
    Growth & Core
      Mid Cap Growth Portfolio                    All Asset Levels           0.65                 N/A
      Balanced Portfolio                          All Asset Levels           0.65                 N/A
    International & Global
      Worldwide Growth Portfolio                  All Asset Levels           0.65                 N/A
      International Growth Portfolio              All Asset Levels           0.65                 N/A
    Fixed-Income
      Flexible Income Portfolio                   First $300
                                                  Million                    0.65                1.00(1)
                                                  Over $300 Million          0.55

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least May 1, 2005. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Mid Cap Growth Portfolio                                             0.65%
   Balanced Portfolio                                                   0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
   International Growth Portfolio                                       0.65%
Fixed-Income
   Flexible Income Portfolio                                            0.60%
----------------------------------------------------------------------------------------

 24  Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  25

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

 26  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

                                                           Other information  27
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

 28  Janus Aspen Series
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

                                                           Other information  29

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  31

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

 32  Janus Aspen Series

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. The Portfolios disclose their top ten portfolio holdings. The Portfolios also provide the percentage of their total portfolios that is represented by their top ten holdings.

                                                         Shareholder's guide  33

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 34  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

MID CAP GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $15.62              $21.73              $35.97              $59.16
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.29              (0.04)              (0.09)                0.12
 Net gain/(loss) on securities
   (both realized and unrealized)          5.14              (6.07)             (14.15)             (16.98)
 Total from investment operations          5.43              (6.11)             (14.24)             (16.86)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --                  --                  --
 Distributions (from capital gains)          --                  --                  --              (4.58)
 Tax return of capital                       --                  --                  --              (1.75)
 Total distributions                         --                  --                  --              (6.33)
 NET ASSET VALUE, END OF PERIOD          $21.05              $15.62              $21.73              $35.97
 Total return                            34.76%            (28.12%)            (39.59%)            (31.78%)
 Net assets, end of period (in
   thousands)                          $204,838            $137,089            $169,656            $126,135
 Average net assets for the period
   (in thousands)                      $167,689            $149,682            $146,884             $43,775
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.54%             (0.32%)             (0.48%)             (0.65%)
 Portfolio turnover rate                    36%                 63%                 99%                 82%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  35

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.32              $23.31              $24.92             $27.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.39                0.45                0.47               0.17
 Net gain/(loss) on securities
   (both realized and unrealized)          2.52              (2.00)              (1.68)             (0.52)
 Total from investment operations          2.91              (1.55)              (1.21)             (0.35)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.41)              (0.44)              (0.40)             (0.22)
 Distributions (from capital gains)          --                  --                  --             (2.31)
 Tax return of capital                       --                  --                  --             (0.02)
 Total distributions                     (0.41)              (0.44)              (0.40)             (2.55)
 NET ASSET VALUE, END OF PERIOD          $23.82              $21.32              $23.31             $24.92
 Total Return                            13.72%             (6.67%)             (4.90%)            (1.37%)
 Net assets, end of period (in
   thousands)                          $431,044            $282,367            $192,338            $48,634
 Average net assets for the period
   (in thousands)                      $349,871            $237,813            $108,835            $13,810
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.91%              0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.91%              0.91%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.90%               2.28%               2.58%              2.93%
 Portfolio turnover rate                    69%                 94%                114%                72%
----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 36  Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  37

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 38  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                        2003                 2002                 2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.82               $11.98              $11.62              $11.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.53                 0.34                0.47                0.53
 Net gain/(loss) on securities
   (both realized and unrealized)         0.26                 0.87                0.39                0.14
 Total from investment operations         0.79                 1.21                0.86                0.67
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.50)               (0.37)              (0.50)              (0.46)
 Distributions (from capital gains)         --                   --                  --                  --
 Total distributions                    (0.50)               (0.37)              (0.50)              (0.46)
 NET ASSET VALUE, END OF PERIOD         $13.11               $12.82              $11.98              $11.62
 Total return                            6.17%               10.16%               7.49%               6.00%
 Net assets, end of period (in
   thousands)                          $31,272              $14,025              $2,136                $568
 Average net assets for the period
   (in thousands)                      $23,523               $7,218              $1,452                $187
 Ratio of gross expenses to average
   net assets(1)                         0.89%                0.91%               0.91%               0.99%
 Ratio of net expenses to average
   net assets(2)                         0.89%                0.91%               0.90%               0.99%
 Ratio of net investment
   income/(loss) to average net
   assets                                4.26%                4.61%               5.56%               6.54%
 Portfolio turnover rate                  154%                 229%                308%                202%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  39

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

 40  Janus Aspen Series
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  41

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 42  Janus Aspen Series

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  43

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

 44  Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

                                            Explanation of rating categories  45

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2003, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           29%
           AA                                                             4%
           A                                                             10%
           BBB                                                           36%
           BB                                                             7%
           B                                                              5%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      7%
           Preferred Stock                                                0%
           Cash and Options                                               2%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2003.

 46  Janus Aspen Series

                       This page intentionally left blank

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Growth Portfolio
                                          Capital Appreciation Portfolio
                                          Mid Cap Growth Portfolio
                                          Balanced Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio
                                         FIXED-INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes seven series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   11
                   Fees and expenses........................................   13

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment strategies
                   for Equity Portfolios....................................   15
                   Investment objective and principal investment strategies
                   for Flexible Income Portfolio............................   18
                   General portfolio policies...............................   20
                   Risks for Equity Portfolios..............................   23
                   Risks for Flexible Income Portfolio......................   24
                   Risks common to all Portfolios...........................   24

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   26
                   Management expenses......................................   27
                   Investment personnel.....................................   28

                OTHER INFORMATION...........................................   30

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   34
                   Taxes....................................................   34

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   35
                   Purchases................................................   35
                   Redemptions..............................................   36
                   Excessive trading........................................   36
                   Shareholder communications...............................   37

                FINANCIAL HIGHLIGHTS........................................   38

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   45
                   Futures, options and other derivatives...................   47
                   Other investments, strategies and/or techniques..........   48

                EXPLANATION OF RATING CATEGORIES............................   49

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - CAPITAL APPRECIATION PORTFOLIO AND MID CAP GROWTH PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for MID CAP GROWTH PORTFOLIO).

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

 2  Janus Aspen Series

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          MID CAP GROWTH PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

          CAPITAL APPRECIATION PORTFOLIO is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          WORLDWIDE GROWTH PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular

                                                          Risk/return summary  3
          country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

 4  Janus Aspen Series

          GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        2.71%  29.96%  18.14%  22.49%  35.59%  43.01%  (14.75%)  (24.90%)  (26.72%)  31.49%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.83%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Growth Portfolio - Service Shares               31.49%    (2.47%)      8.74%          8.76%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                     29.75%    (5.11%)      9.21%          9.31%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                          Risk/return summary  5

          CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                           57.91%  64.60%  (18.37%)  (21.83%)  (15.93%)  20.23%
                                            1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 40.00%    Worst Quarter:  3rd-2001 (18.74%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/1/97)
          Capital Appreciation Portfolio - Service Shares            20.23%      1.21%        11.99%
          S&P 500(R) Index*                                          28.67%     (0.57%)        6.60%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                                29.75%     (5.11%)        4.00%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 6  Janus Aspen Series

          MID CAP GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)  (39.59%)  (28.12%)  34.76%
                         1994    1995   1996    1997    1998    1999      2000      2001      2002     2003

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares       34.76%    (2.28%)      7.96%          9.40%
          Russell Midcap Growth Index*                    42.71%     2.01%       9.40%          9.46%**
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                           35.62%     9.21%      13.93%         14.01%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

          ** The average annual total return was calculated based on historical information from 8/31/93 to 12/31/03 for the Russell Midcap Growth Index.

           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk/return summary  7

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%  24.79%  16.18%  21.96%  34.03%  26.03%  (1.37%)  (4.90%)  (6.67%)  13.72%
                        1994    1995    1996    1997    1998    1999    2000     2001     2002     2003

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Service Shares             13.72%     4.64%      11.69%         12.04%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**             4.67%     6.66%       6.98%          6.78%
            (reflects no deduction for fees or expenses)
          Balanced Index+                                 17.87%     2.68%       9.22%          9.11%++
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. + The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Gov't/Credit Index (45%).
          ++ The average annual return was calculated based on historical information from 9/30/93 to 12/31/03 for the Balanced Index.

 8  Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                          Risk/return summary  9

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 10  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FIXED-INCOME

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

          For purposes of the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the

                                                         Risk/return summary  11
          performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        (0.91%)  23.86%  9.03%  11.52%  8.85%  1.30%  6.00%  7.49%  10.16%  6.17%
                         1994     1995   1996    1997   1998   1999   2000   2001    2002    2003

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.27%)

                                                     Average annual total return for periods ended 12/31/03
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year    5 years    10 years       (9/13/93)
          Flexible Income Portfolio - Service Shares       6.17%      6.19%      8.18%           8.01%
          Lehman Brothers Gov't/Credit Index*              4.67%      6.66%      6.98%           6.78%
            (reflects no deduction for fees or expenses)
                                                           ------------------------------------------------

          * The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

 12  Janus Aspen Series

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

                                                         Risk/return summary  13

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                   Distribution              Total Annual Fund
                                                      Management     (12b-1)       Other         Operating
                                                         Fees        Fees(1)      Expenses       Expenses
    Growth & Core
      Growth Portfolio                                  0.65%         0.25%        0.02%           0.92%
      Capital Appreciation Portfolio                    0.65%         0.25%        0.03%           0.93%
      Mid Cap Growth Portfolio                          0.65%         0.25%        0.02%           0.92%
      Balanced Portfolio                                0.65%         0.25%        0.02%           0.92%
    International & Global
      Worldwide Growth Portfolio                        0.65%         0.25%        0.06%           0.96%
      International Growth Portfolio                    0.65%         0.25%        0.11%           1.01%
    Fixed-Income
      Flexible Income Portfolio                         0.60%         0.25%        0.04%           0.89%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Growth Portfolio                                             $ 94       $293       $509       $1,131
      Capital Appreciation Portfolio                               $ 95       $296       $515       $1,143
      Mid Cap Growth Portfolio                                     $ 94       $293       $509       $1,131
      Balanced Portfolio                                           $ 94       $293       $509       $1,131
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306       $531       $1,178
      International Growth Portfolio                               $103       $322       $558       $1,236
    Fixed-Income
      Flexible Income Portfolio                                    $ 91       $284       $493       $1,096

 14  Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Growth Portfolio                                                 Janus Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  International Growth Portfolio                          Janus Overseas Fund
                FIXED-INCOME PORTFOLIO
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES FOR EQUITY PORTFOLIOS

GROWTH & CORE

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose

            Investment objectives, principal investment strategies and risks 15 market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from approximately $695 million to $17 billion.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree when selecting common stocks.

 16  Janus Aspen Series

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, Balanced Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 40 to 60% of its net assets.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of Balanced Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist primarily of bonds.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  17

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES FOR FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

 18  Janus Aspen Series
          averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

          The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

            Investment objectives, principal investment strategies and risks  19

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Balanced Portfolio also invests in securities with some degree of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of MID CAP GROWTH PORTFOLIO'S assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

 20  Janus Aspen Series

          To achieve its objective, Flexible Income Portfolio invests primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

          - domestic and foreign equity securities

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities (without limit)

          - zero coupon, pay-in-kind and step coupon securities (without limit)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

            Investment objectives, principal investment strategies and risks  21

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 22  Janus Aspen Series

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION PORTFOLIO AFFECT THE PORTFOLIO'S RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a nondiversified Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

            Investment objectives, principal investment strategies and risks  23

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

 24  Janus Aspen Series
            practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio and International Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  25

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 26  Janus Aspen Series

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                    Average Daily      Annual Management
                                                     Net Assets            Fee Rate         Expense Limit
    Portfolios                                      of Portfolio        Percentage (%)      Percentage (%)
    Growth & Core
      Growth Portfolio                            All Asset Levels           0.65                 N/A
      Capital Appreciation Portfolio              All Asset Levels           0.65                 N/A
      Mid Cap Growth Portfolio                    All Asset Levels           0.65                 N/A
      Balanced Portfolio                          All Asset Levels           0.65                 N/A
    International & Global
      Worldwide Growth Portfolio                  All Asset Levels           0.65                 N/A
      International Growth Portfolio              All Asset Levels           0.65                 N/A
    Fixed-Income
      Flexible Income Portfolio                   First $300
                                                  Million                    0.65                1.00(1)
                                                  Over $300 Million          0.55

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least May 1, 2005. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Growth Portfolio                                                     0.65%
   Capital Appreciation Portfolio                                       0.65%
   Mid Cap Growth Portfolio                                             0.65%
   Balanced Portfolio                                                   0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
   International Growth Portfolio                                       0.65%
Fixed-Income
   Flexible Income Portfolio                                            0.60%

                                                Management of the Portfolios  27

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 28  Janus Aspen Series

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  29

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

 30  Janus Aspen Series
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

                                                           Other information  31
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

 32  Janus Aspen Series

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 34  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                                                         Shareholder's guide  35

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. Most Portfolios disclose their top ten portfolio holdings. However, Capital Appreciation Portfolio discloses only its top five portfolio

 36  Janus Aspen Series
          holdings. The Portfolios also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                      Years ended December 31
                                         2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $14.48         $19.76         $26.36         $33.52
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.09         (0.04)         (0.02)         (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)          4.47         (5.24)         (6.54)         (4.58)
 Total from investment operations          4.56         (5.28)         (6.56)         (4.59)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --             --             --             --
 Distributions (from capital gains)          --             --         (0.04)         (2.57)
 Total distributions                         --             --         (0.04)         (2.57)
 NET ASSET VALUE, END OF PERIOD          $19.04         $14.48         $19.76         $26.36
 Total return                            31.49%       (26.72%)       (24.90%)       (14.75%)
 Net assets, end of period (in
   thousands)                          $211,100       $177,327       $237,012       $104,656
 Average net assets for the period
   (in thousands)                      $188,994       $219,594       $160,200        $29,782
 Ratio of gross expenses to average
   net assets(1)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.55%        (0.33%)        (0.20%)        (0.07%)
 Portfolio turnover rate                    24%            36%            48%            47%
--------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 38  Janus Aspen Series

CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------
                                                           Years ended December 31
                                              2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $17.24         $20.57         $26.54         $32.77
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.01           0.06           0.14           0.27
 Net gain/(loss) on securities
   (both realized and unrealized)               3.48         (3.33)         (5.92)         (6.27)
 Total from investment operations               3.49         (3.27)         (5.78)         (6.00)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.05)         (0.06)         (0.19)         (0.22)
 Distributions (from capital gains)               --             --             --         (0.01)
 Total distributions                          (0.05)         (0.06)         (0.19)         (0.23)
 NET ASSET VALUE, END OF PERIOD               $20.68         $17.24         $20.57         $26.54
 Total Return                                 20.23%       (15.93%)       (21.83%)       (18.37%)
 Net assets, end of period (in
   thousands)                               $427,292       $367,266       $498,094       $527,960
 Average net assets for the period
   (in thousands)                           $390,044       $432,801       $514,004       $311,628
 Ratio of gross expenses to average
   net assets(1)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                      0.07%          0.30%          0.69%          1.52%
 Portfolio turnover rate                         41%            62%            67%            41%
-------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  39

MID CAP GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $15.62              $21.73              $35.97              $59.16
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.29              (0.04)              (0.09)                0.12
 Net gain/(loss) on securities
   (both realized and unrealized)          5.14              (6.07)             (14.15)             (16.98)
 Total from investment operations          5.43              (6.11)             (14.24)             (16.86)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --                  --                  --
 Distributions (from capital gains)          --                  --                  --              (4.58)
 Tax return of capital                       --                  --                  --              (1.75)
 Total distributions                         --                  --                  --              (6.33)
 NET ASSET VALUE, END OF PERIOD          $21.05              $15.62              $21.73              $35.97
 Total return                            34.76%            (28.12%)            (39.59%)            (31.78%)
 Net assets, end of period (in
   thousands)                          $204,838            $137,089            $169,656            $126,135
 Average net assets for the period
   (in thousands)                      $167,689            $149,682            $146,884             $43,775
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.54%             (0.32%)             (0.48%)             (0.65%)
 Portfolio turnover rate                    36%                 63%                 99%                 82%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 40  Janus Aspen Series

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.32              $23.31              $24.92             $27.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.39                0.45                0.47               0.17
 Net gain/(loss) on securities
   (both realized and unrealized)          2.52              (2.00)              (1.68)             (0.52)
 Total from investment operations          2.91              (1.55)              (1.21)             (0.35)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.41)              (0.44)              (0.40)             (0.22)
 Distributions (from capital gains)          --                  --                  --             (2.31)
 Tax return of capital                       --                  --                  --             (0.02)
 Total distributions                     (0.41)              (0.44)              (0.40)             (2.55)
 NET ASSET VALUE, END OF PERIOD          $23.82              $21.32              $23.31             $24.92
 Total Return                            13.72%             (6.67%)             (4.90%)            (1.37%)
 Net assets, end of period (in
   thousands)                          $431,044            $282,367            $192,338            $48,634
 Average net assets for the period
   (in thousands)                      $349,871            $237,813            $108,835            $13,810
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.91%              0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.91%              0.91%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.90%               2.28%               2.58%              2.93%
 Portfolio turnover rate                    69%                 94%                114%                72%
----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  41

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 42  Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  43

FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                        2003                 2002                 2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.82               $11.98              $11.62              $11.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.53                 0.34                0.47                0.53
 Net gain/(loss) on securities
   (both realized and unrealized)         0.26                 0.87                0.39                0.14
 Total from investment operations         0.79                 1.21                0.86                0.67
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.50)               (0.37)              (0.50)              (0.46)
 Distributions (from capital gains)         --                   --                  --                  --
 Total distributions                    (0.50)               (0.37)              (0.50)              (0.46)
 NET ASSET VALUE, END OF PERIOD         $13.11               $12.82              $11.98              $11.62
 Total return                            6.17%               10.16%               7.49%               6.00%
 Net assets, end of period (in
   thousands)                          $31,272              $14,025              $2,136                $568
 Average net assets for the period
   (in thousands)                      $23,523               $7,218              $1,452                $187
 Ratio of gross expenses to average
   net assets(1)                         0.89%                0.91%               0.91%               0.99%
 Ratio of net expenses to average
   net assets(2)                         0.89%                0.91%               0.90%               0.99%
 Ratio of net investment
   income/(loss) to average net
   assets                                4.26%                4.61%               5.56%               6.54%
 Portfolio turnover rate                  154%                 229%                308%                202%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 44  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

                                                Glossary of investment terms  45
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 46  Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                                                Glossary of investment terms  47

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 48  Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

                                            Explanation of rating categories  49

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

 50  Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2003, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           29%
           AA                                                             4%
           A                                                             10%
           BBB                                                           36%
           BB                                                             7%
           B                                                              5%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      7%
           Preferred Stock                                                0%
           Cash and Options                                               2%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2003.

                                            Explanation of rating categories  51

                       This page intentionally left blank

                       This page intentionally left blank

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Growth Portfolio
                                          Mid Cap Growth Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes four series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    8

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................   10
                   General portfolio policies...............................   13
                   Risks....................................................   15

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   17
                   Management expenses......................................   18
                   Investment personnel.....................................   19

                OTHER INFORMATION...........................................   21

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   25
                   Taxes....................................................   25

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   26
                   Purchases................................................   26
                   Redemptions..............................................   27
                   Excessive trading........................................   27
                   Shareholder communications...............................   28

                FINANCIAL HIGHLIGHTS........................................   29

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   33
                   Futures, options and other derivatives...................   35
                   Other investments, strategies and/or techniques..........   36

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - MID CAP GROWTH PORTFOLIO seeks long-term growth of capital.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for MID CAP GROWTH PORTFOLIO).

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

 2  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          MID CAP GROWTH PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

          WORLDWIDE GROWTH PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses.

                                                          Risk/return summary  3

          The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        2.71%  29.96%  18.14%  22.49%  35.59%  43.01%  (14.75%)  (24.90%)  (26.72%)  31.49%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.83%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Growth Portfolio - Service Shares               31.49%    (2.47%)      8.74%          8.76%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                     29.75%    (5.11%)      9.21%          9.31%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 4  Janus Aspen Series

          MID CAP GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)  (39.59%)  (28.12%)  34.76%
                         1994    1995   1996    1997    1998    1999      2000      2001      2002     2003

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares       34.76%    (2.28%)      7.96%          9.40%
          Russell Midcap Growth Index*                    42.71%     2.01%       9.40%          9.46%**
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                           35.62%     9.21%      13.93%         14.01%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.
          ** The average annual total return was calculated based on historical information from 8/31/93 to 12/31/03 for the Russell Midcap Growth Index.
           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk/return summary  5

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 6  Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  7

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 8  Janus Aspen Series

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                 Distribution              Total Annual Fund
                                                    Management     (12b-1)       Other         Operating
                                                       Fees        Fees(1)      Expenses       Expenses
    Growth & Core
      Growth Portfolio                                0.65%         0.25%        0.02%           0.92%
      Mid Cap Growth Portfolio                        0.65%         0.25%        0.02%           0.92%
    International & Global
      Worldwide Growth Portfolio                      0.65%         0.25%        0.06%           0.96%
      International Growth Portfolio                  0.65%         0.25%        0.11%           1.01%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Growth Portfolio                                             $ 94       $293       $509       $1,131
      Mid Cap Growth Portfolio                                     $ 94       $293       $509       $1,131
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306       $531       $1,178
      International Growth Portfolio                               $103       $322       $558       $1,236

                                                          Risk/return summary  9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Growth Portfolio                                                 Janus Fund
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  International Growth Portfolio                          Janus Overseas Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GROWTH & CORE

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from approximately $695 million to $17 billion.

 10  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

            Investment objectives, principal investment strategies and risks  11

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

 12  Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Portfolios invest primarily in domestic and foreign equity securities. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of MID CAP GROWTH PORTFOLIO'S assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

            Investment objectives, principal investment strategies and risks  13

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 14  Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

            Investment objectives, principal investment strategies and risks  15

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio and International Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 16  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  17

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                Average Daily      Annual Management
                                                                 Net Assets            Fee Rate
Portfolios                                                      of Portfolio        Percentage (%)
Growth & Core
  Growth Portfolio                                            All Asset Levels           0.65
  Mid Cap Growth Portfolio                                    All Asset Levels           0.65
International & Global
  Worldwide Growth Portfolio                                  All Asset Levels           0.65
  International Growth Portfolio                              All Asset Levels           0.65

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Growth Portfolio                                                     0.65%
   Mid Cap Growth Portfolio                                             0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
   International Growth Portfolio                                       0.65%

 18  Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  19

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

 20  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

                                                           Other information  21
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

 22  Janus Aspen Series
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

                                                           Other information  23

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 24  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  25

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

 26  Janus Aspen Series

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. The Portfolios disclose their top ten portfolio holdings. The Portfolios also provide the percentage of their total portfolios that is represented by their top ten holdings.

                                                         Shareholder's guide  27

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 28  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                      Years ended December 31
                                         2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $14.48         $19.76         $26.36         $33.52
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.09         (0.04)         (0.02)         (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)          4.47         (5.24)         (6.54)         (4.58)
 Total from investment operations          4.56         (5.28)         (6.56)         (4.59)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --             --             --             --
 Distributions (from capital gains)          --             --         (0.04)         (2.57)
 Total distributions                         --             --         (0.04)         (2.57)
 NET ASSET VALUE, END OF PERIOD          $19.04         $14.48         $19.76         $26.36
 Total return                            31.49%       (26.72%)       (24.90%)       (14.75%)
 Net assets, end of period (in
   thousands)                          $211,100       $177,327       $237,012       $104,656
 Average net assets for the period
   (in thousands)                      $188,994       $219,594       $160,200        $29,782
 Ratio of gross expenses to average
   net assets(1)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.55%        (0.33%)        (0.20%)        (0.07%)
 Portfolio turnover rate                    24%            36%            48%            47%
--------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  29

MID CAP GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $15.62              $21.73              $35.97              $59.16
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.29              (0.04)              (0.09)                0.12
 Net gain/(loss) on securities
   (both realized and unrealized)          5.14              (6.07)             (14.15)             (16.98)
 Total from investment operations          5.43              (6.11)             (14.24)             (16.86)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --                  --                  --
 Distributions (from capital gains)          --                  --                  --              (4.58)
 Tax return of capital                       --                  --                  --              (1.75)
 Total distributions                         --                  --                  --              (6.33)
 NET ASSET VALUE, END OF PERIOD          $21.05              $15.62              $21.73              $35.97
 Total return                            34.76%            (28.12%)            (39.59%)            (31.78%)
 Net assets, end of period (in
   thousands)                          $204,838            $137,089            $169,656            $126,135
 Average net assets for the period
   (in thousands)                      $167,689            $149,682            $146,884             $43,775
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.54%             (0.32%)             (0.48%)             (0.65%)
 Portfolio turnover rate                    36%                 63%                 99%                 82%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 30  Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 32  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

                                                Glossary of investment terms  33
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 34  Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                                                Glossary of investment terms  35

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 36  Janus Aspen Series

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                                                                              37

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 38

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

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Capital Appreciation Portfolio
                                          Balanced Portfolio
                                         INTERNATIONAL & GLOBAL
                                          International Growth Portfolio
                                          Global Technology Portfolio
                                         RISK-MANAGED
                                          Risk-Managed Core Portfolio
                                           (formerly named Risk-Managed Large
                                          Cap Portfolio)

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes five series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Risk-Managed Core Portfolio (the "Risk-Managed Portfolio") is subadvised by Enhanced Investment Technologies, LLC ("INTECH"). Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    9

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................   11
                   General portfolio policies...............................   15
                   Risks....................................................   18

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   21
                   Management expenses......................................   22
                   Subadviser...............................................   23
                   Investment personnel.....................................   23
                   Performance of comparable accounts managed by INTECH.....   25

                OTHER INFORMATION...........................................   26

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   30
                   Taxes....................................................   30

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   31
                   Purchases................................................   31
                   Redemptions..............................................   32
                   Excessive trading........................................   32
                   Shareholder communications...............................   33

                FINANCIAL HIGHLIGHTS........................................   34

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   39
                   Futures, options and other derivatives...................   41
                   Other investments, strategies and/or techniques..........   42

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          INTERNATIONAL & GLOBAL

          - INTERNATIONAL GROWTH PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO seek long-term growth of capital.

          RISK-MANAGED

          - RISK-MANAGED CORE PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

          RISK-MANAGED CORE PORTFOLIO (SUBADVISED BY INTECH) pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation (providing the potential for lower relative risk). By constructing a portfolio in this manner and continually rebalancing that portfolio to

 2  Janus Aspen Series
          maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.

GROWTH & CORE

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          GLOBAL TECHNOLOGY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

RISK-MANAGED

          RISK-MANAGED CORE PORTFOLIO invests primarily in common stocks of large-sized companies selected for their growth potential. The Portfolio seeks to control risks by selecting stocks only from the universe of the Portfolio's benchmark, which is the S&P 500(R) Index, among other risk control techniques.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          CAPITAL APPRECIATION PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          INTERNATIONAL GROWTH PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular

                                                          Risk/return summary  3
          country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          Although GLOBAL TECHNOLOGY PORTFOLIO does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          For RISK-MANAGED CORE PORTFOLIO, the proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or their method of identifying stocks that tend to move in the same or opposite direction as the benchmark does not result in selecting stocks with continuing volatility or the same tendency to move in the same or opposite direction as the benchmark, as anticipated, the Portfolio may not outperform the benchmark index.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Aspen Series

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999, except for Global Technology Portfolio and Risk-Managed Core Portfolio, which commenced operations after that date. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                           57.91%  64.60%  (18.37%)  (21.83%)  (15.93%)  20.23%
                                            1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 40.00%    Worst Quarter:  3rd-2001 (18.74%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/1/97)
          Capital Appreciation Portfolio - Service Shares            20.23%      1.21%        11.99%
          S&P 500(R) Index*                                          28.67%     (0.57%)        6.60%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                                29.75%     (5.11%)        4.00%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                          Risk/return summary  5

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%  24.79%  16.18%  21.96%  34.03%  26.03%  (1.37%)  (4.90%)  (6.67%)  13.72%
                        1994    1995    1996    1997    1998    1999    2000     2001     2002     2003

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Service Shares             13.72%     4.64%      11.69%         12.04%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**             4.67%     6.66%       6.98%          6.78%
            (reflects no deduction for fees or expenses)
          Balanced Index+                                 17.87%     2.68%       9.22%          9.11%++
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. + The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Gov't/Credit Index (45%).
          ++ The average annual return was calculated based on historical information from 9/30/93 to 12/31/03 for the Balanced Index.

 6  Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk/return summary  7

          GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                                             (37.31%)  (40.93%)  46.47%
                                                               2001      2002     2003

                 Best Quarter:  4th-2001 31.19%    Worst Quarter:  3rd-2001 (35.48%)

                                          Average annual total return for periods ended 12/31/03
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                                       1 year       (1/18/00)
          Global Technology Portfolio - Service Shares                 46.47%        (22.92%)
          S&P 500(R) Index*                                            28.67%         (5.19%)
            (reflects no deduction for fees or expenses)
                                                                       -------------------------

          * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          Since Risk-Managed Core Portfolio did not commence investment operations until January 2, 2003, performance information is not included. Performance history will be available for the Portfolio after it has been in operation for one calendar year. The performance of Risk-Managed Core Portfolio will be compared to the S&P 500(R) Index.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 8  Janus Aspen Series

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  9

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                                ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                     Distribution              Total Annual Fund             Net Annual Fund
                                        Management     (12b-1)       Other         Operating       Expense      Operating
                                           Fees        Fees(1)      Expenses      Expenses(2)      Waivers     Expenses(2)
    Growth & Core
      Capital Appreciation Portfolio      0.65%         0.25%         0.03%          0.93%            N/A        0.93%
      Balanced Portfolio                  0.65%         0.25%         0.02%          0.92%            N/A        0.92%
    International & Global
      International Growth Portfolio      0.65%         0.25%         0.11%          1.01%            N/A        1.01%
      Global Technology Portfolio         0.65%         0.25%         0.20%          1.10%             --        1.10%
    Risk-Managed
      Risk-Managed Core Portfolio(3)      0.65%         0.25%         1.72%(4)       2.62%          1.12%        1.50%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
   (2) Total Annual Fund Operating Expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses until at least May 1, 2005.
   (3) Formerly named Risk-Managed Large Cap Core Portfolio.
   (4) Included in Other Expenses is a service fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.



   EXAMPLES:
   THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses before waivers remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Capital Appreciation Portfolio                               $ 95       $296      $  515      $1,143
      Balanced Portfolio                                           $ 94       $293      $  509      $1,131
    International & Global
      International Growth Portfolio                               $103       $322      $  558      $1,236
      Global Technology Portfolio                                  $112       $350      $  606      $1,340
    Risk-Managed
      Risk-Managed Core Portfolio(1)                               $265       $814      $1,390      $2,954

   (1) Formerly named Risk-Managed Large Cap Core Portfolio.

 10  Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Certain Portfolios have a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  International Growth Portfolio                          Janus Overseas Fund
                  Global Technology Portfolio                    Janus Global Technology Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Risk-Managed Core Portfolio does not have a corresponding Janus retail fund.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GROWTH & CORE

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

            Investment objectives, principal investment strategies and risks  11

          GLOBAL TECHNOLOGY PORTFOLIO
          Global Technology Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

          a. companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

          b. companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

          It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio may have significant exposure to emerging markets.

RISK-MANAGED

          RISK-MANAGED CORE PORTFOLIO - SUBADVISED BY INTECH
          Risk-Managed Core Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of large-sized companies. The Portfolio invests primarily in stocks selected for their growth potential and seeks to control risks by selecting stocks only from the universe of the Portfolio's benchmark, which is the S&P 500(R) Index, among other risk control techniques.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS MANAGED BY JANUS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree when selecting common stocks.

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR RISK-MANAGED CORE PORTFOLIO?

          INTECH applies a mathematical portfolio management process to construct an investment portfolio for Risk-Managed Core Portfolio. INTECH developed the formulas underlying this mathematical process.

          The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process

 12  Janus Aspen Series
          seeks to generate a return in excess of Risk-Managed Core Portfolio's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

          - selecting stocks primarily from stocks within Risk-Managed Core Portfolio's benchmark;

          - periodically determining an optimal weighting of these stocks and rebalancing to the optimal weighting; and

          - monitoring the total risk and volatility of Risk-Managed Core Portfolio's holdings with respect to the benchmark index.

          INTECH seeks to outperform the benchmark index through its mathematical process. INTECH seeks to identify stocks for its portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant under performance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

          Risk-Managed Core Portfolio may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolios do not emphasize companies of any particular size.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, Balanced Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 40 to 60% of its net assets.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of Balanced Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

            Investment objectives, principal investment strategies and risks  13

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist primarily of bonds.

8. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

9. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

          Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

 14  Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          Risk-Managed Core Portfolio, which is subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Risk-Managed Core Portfolio may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

          Except as described above for Risk-Managed Core Portfolio, the Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Balanced Portfolio also invests in securities with some degree of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in

            Investment objectives, principal investment strategies and risks 15 combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

 16  Janus Aspen Series

          The rebalancing techniques used by Risk-Managed Core Portfolio may result in higher portfolio turnover compared to a "buy and hold" or index fund strategy. With respect to Risk-Managed Core Portfolio, INTECH periodically rebalances the stocks in the portfolio to its optimal weighting versus the Portfolio's benchmark index, as determined by INTECH's mathematical process.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  17

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION PORTFOLIO AND GLOBAL TECHNOLOGY PORTFOLIO AFFECT THE PORTFOLIOS' RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a nondiversified Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its

 18  Janus Aspen Series
            value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly International Growth Portfolio and Global Technology Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

6. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's

            Investment objectives, principal investment strategies and risks 19 performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

          Risk-Managed Core Portfolio's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

          Risk-Managed Core Portfolio normally remains as fully invested as possible and does not seek to lessen the effects of a declining-market through hedging or temporary defensive positions. However, it may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

7. WHAT IS INDUSTRY RISK?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 20  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments for all the Portfolios except Risk-Managed Core Portfolio. INTECH is responsible for the day-to-day management of the investment portfolio of Risk-Managed Core Portfolio. Janus Capital is responsible for the other business affairs of all the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  21

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the service fee for Risk-Managed Core Portfolio, the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                    Average Daily      Annual Management
                                                     Net Assets            Fee Rate         Expense Limit
    Portfolios                                      of Portfolio        Percentage (%)      Percentage (%)
    Growth & Core
      Capital Appreciation Portfolio              All Asset Levels           0.65                 N/A
      Balanced Portfolio                          All Asset Levels           0.65                 N/A
    International & Global
      International Growth Portfolio              All Asset Levels           0.65                 N/A
      Global Technology Portfolio                 All Asset Levels           0.65                1.25(1)(2)
    Risk-Managed
      Risk-Managed Core Portfolio(3)              All Asset Levels           0.65                1.25(1)

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least May 1, 2005.
   (2) The Portfolio's expenses without waivers are not expected to exceed the expense limit.
   (3) Formerly named Risk-Managed Large Cap Core Portfolio.

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Capital Appreciation Portfolio                                       0.65%
   Balanced Portfolio                                                   0.65%
International & Global
   International Growth Portfolio                                       0.65%
   Global Technology Portfolio                                          0.65%
Risk-Managed
   Risk-Managed Core Portfolio(1)                                       0.00%(2)

   (1) Formerly named Risk-Managed Large Cap Core Portfolio.
   (2) Fee waiver exceeded management fee.

          Absent fee waivers, the management fees based upon its average net assets would have been 0.65% for Risk-Managed Core Portfolio.

 22  Janus Aspen Series

SUBADVISER

          Enhanced Investment Technologies, LLC serves as subadviser to Risk-Managed Core Portfolio. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, other institutional accounts and other registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of Risk-Managed Core Portfolio. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.

INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

C. MIKE LU
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Global Technology Portfolio, which he has managed since its inception.
            Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

                                                Management of the Portfolios  23

JANUS ASSISTANT PORTFOLIO MANAGER

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

INTECH PORTFOLIO MANAGERS

            No one person of the investment team is primarily responsible for implementing the investment strategies of Risk-Managed Core Portfolio. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

 24  Janus Aspen Series

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH

          The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Risk-Managed Core Portfolio of Janus Aspen Series. Both Composites and the Portfolio are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) Index as their benchmark index. Both Composites and the Portfolio seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Portfolio seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.

          As of March 31, 2004, the INTECH Large Cap Core Aggressive Composite consisted of 5 advisory accounts, including 4 mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Aggressive Composite were approximately $304 million. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of March 31, 2004, the INTECH Large Cap Core Composite consisted of 23 advisory accounts. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $5 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to the Portfolio's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Portfolio. Total returns represent the performance of the Composites and not the Portfolio.

          The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Risk-Managed Core Portfolio's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by mutual funds, including Risk-Managed Core Portfolio. If these fees and expenses were included, returns would be lower.

                                                                           Average annual total returns for periods ended 3/31/04
                                                                           ------------------------------------------------------
                                                                                                           Since       Inception
                                                                        1 Year    5 Years    10 Years    Inception      Date(1)
                INTECH Large Cap Core Aggressive Composite              37.96%        N/A        N/A        2.17%     07/31/2001
                S&P 500(R) Index(2)                                     35.12%        N/A        N/A       (1.05%)    07/31/2001
                INTECH Large Cap Core Composite                         36.69%      2.09%     12.87%       11.92%     06/30/1987
                S&P 500(R) Index(2)                                     35.12%     (1.20%)    11.68%       10.73%     06/30/1987
                                                                        ----------------------------------------------

          (1) Total returns and expenses are not annualized for the first year of operations.
          (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                Management of the Portfolios  25

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers one, two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

 26  Janus Aspen Series
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

                                                           Other information  27
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

 28  Janus Aspen Series

          SERVICE FEE

          Janus Services LLC, the Portfolio's transfer agent, receives a service fee at an annual rate of up to 0.10% of the average daily net assets of Risk-Managed Core Portfolio for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  29

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 30  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                                                         Shareholder's guide  31

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. Most Portfolios disclose their top ten portfolio holdings. However, Capital Appreciation Portfolio and Global Technology Portfolio disclose

 32  Janus Aspen Series
          only their top five portfolio holdings. The Portfolios also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------
                                                           Years ended December 31
                                              2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $17.24         $20.57         $26.54         $32.77
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.01           0.06           0.14           0.27
 Net gain/(loss) on securities
   (both realized and unrealized)               3.48         (3.33)         (5.92)         (6.27)
 Total from investment operations               3.49         (3.27)         (5.78)         (6.00)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.05)         (0.06)         (0.19)         (0.22)
 Distributions (from capital gains)               --             --             --         (0.01)
 Total distributions                          (0.05)         (0.06)         (0.19)         (0.23)
 NET ASSET VALUE, END OF PERIOD               $20.68         $17.24         $20.57         $26.54
 Total Return                                 20.23%       (15.93%)       (21.83%)       (18.37%)
 Net assets, end of period (in
   thousands)                               $427,292       $367,266       $498,094       $527,960
 Average net assets for the period
   (in thousands)                           $390,044       $432,801       $514,004       $311,628
 Ratio of gross expenses to average
   net assets(1)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                      0.07%          0.30%          0.69%          1.52%
 Portfolio turnover rate                         41%            62%            67%            41%
-------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 34  Janus Aspen Series

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.32              $23.31              $24.92             $27.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.39                0.45                0.47               0.17
 Net gain/(loss) on securities
   (both realized and unrealized)          2.52              (2.00)              (1.68)             (0.52)
 Total from investment operations          2.91              (1.55)              (1.21)             (0.35)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.41)              (0.44)              (0.40)             (0.22)
 Distributions (from capital gains)          --                  --                  --             (2.31)
 Tax return of capital                       --                  --                  --             (0.02)
 Total distributions                     (0.41)              (0.44)              (0.40)             (2.55)
 NET ASSET VALUE, END OF PERIOD          $23.82              $21.32              $23.31             $24.92
 Total Return                            13.72%             (6.67%)             (4.90%)            (1.37%)
 Net assets, end of period (in
   thousands)                          $431,044            $282,367            $192,338            $48,634
 Average net assets for the period
   (in thousands)                      $349,871            $237,813            $108,835            $13,810
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.91%              0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.91%              0.91%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.90%               2.28%               2.58%              2.93%
 Portfolio turnover rate                    69%                 94%                114%                72%
----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  35

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 36  Janus Aspen Series

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                        Years or Period ended December 31
                                         2003                2002                2001              2000(1)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                 $2.41               $4.08               $6.55              $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                --                  --                0.02                0.05
 Net gain/(loss) on securities
   (both realized and unrealized)          1.12              (1.67)              (2.46)              (3.46)
 Total from investment operations          1.12              (1.67)              (2.44)              (3.41)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --              (0.03)              (0.04)
 Distributions (from capital gains)          --                  --                  --                  --
 Total distributions                         --                  --              (0.03)              (0.04)
 NET ASSET VALUE, END OF PERIOD           $3.53               $2.41               $4.08               $6.55
 Total return(2)                         46.47%            (40.93%)            (37.31%)            (34.11%)
 Net assets, end of period (in
   thousands)                          $180,513            $127,656            $287,103            $374,544
 Average net assets for the period
   (in thousands)                      $147,151            $191,037            $307,222            $268,923
 Ratio of gross expenses to average
   net assets(3)(4)                       1.10%               0.97%               0.95%               0.94%
 Ratio of net expenses to average
   net assets(3)(5)                       1.10%               0.97%               0.94%               0.94%
 Ratio of net investment
   income/(loss) to average net
   assets(3)                            (0.44%)             (0.29%)               0.42%               1.14%
 Portfolio turnover rate(3)                 46%                 70%                 91%                 34%
-----------------------------------------------------------------------------------------------------------

(1) Fiscal period from January 18, 2000 (inception date) to December 31, 2000.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  37

RISK-MANAGED CORE PORTFOLIO(1) - SERVICE SHARES
----------------------------------------------------------
                                              Period ended
                                              December 31
                                                2003(2)
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --
 Net gain/(loss) on securities
   (both realized and unrealized)                  2.50
 Total from investment operations                  2.50
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                           --
 Distributions (from capital gains)              (0.01)
 Total distributions                             (0.01)
 NET ASSET VALUE, END OF PERIOD                  $12.49
 Total return(3)                                 24.99%
 Net assets, end of period (in
   thousands)                                   $11,337
 Average net assets for the period
   (in thousands)                                $8,414
 Ratio of gross expenses to average
   net assets(4)(5)(6)                            1.50%
 Ratio of net expenses to average
   net assets(4)(7)                               1.50%
 Ratio of net investment
   income/(loss) to average net
   assets(4)                                         0%
 Portfolio turnover rate(4)                         61%
----------------------------------------------------------

(1) Formerly named Risk-Managed Large Cap Core Portfolio.
(2) Fiscal period from January 2, 2003 (inception date) to December 31, 2003.
(3) Total return not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 2.62% before waiver of certain fees incurred by the Portfolio.
(7) The expense ratio reflects expenses after any expense offset arrangements.

 38  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

                                                Glossary of investment terms  39
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 40  Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                                                Glossary of investment terms  41

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 42  Janus Aspen Series

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Growth Portfolio
                                          Balanced Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes four series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    9

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment
                   strategies...............................................   11
                   General portfolio policies...............................   14
                   Risks....................................................   16

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   18
                   Management expenses......................................   19
                   Investment personnel.....................................   20

                OTHER INFORMATION...........................................   22

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   26
                   Taxes....................................................   26

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   27
                   Purchases................................................   27
                   Redemptions..............................................   28
                   Excessive trading........................................   28
                   Shareholder communications...............................   29

                FINANCIAL HIGHLIGHTS........................................   30

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   34
                   Futures, options and other derivatives...................   36
                   Other investments, strategies and/or techniques..........   37

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

 2  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          WORLDWIDE GROWTH PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

 4  Janus Aspen Series

          GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        2.71%  29.96%  18.14%  22.49%  35.59%  43.01%  (14.75%)  (24.90%)  (26.72%)  31.49%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.83%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Growth Portfolio - Service Shares               31.49%    (2.47%)      8.74%          8.76%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                     29.75%    (5.11%)      9.21%          9.31%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                          Risk/return summary  5

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%  24.79%  16.18%  21.96%  34.03%  26.03%  (1.37%)  (4.90%)  (6.67%)  13.72%
                        1994    1995    1996    1997    1998    1999    2000     2001     2002     2003

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Service Shares             13.72%     4.64%      11.69%         12.04%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**             4.67%     6.66%       6.98%          6.78%
            (reflects no deduction for fees or expenses)
          Balanced Index+                                 17.87%     2.68%       9.22%          9.11%++
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. + The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Gov't/Credit Index (45%).
          ++ The average annual return was calculated based on historical information from 9/30/93 to 12/31/03 for the Balanced Index.

 6  Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                          Risk/return summary  7

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 8  Janus Aspen Series

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

                                                          Risk/return summary  9

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                   Distribution              Total Annual Fund
                                                      Management     (12b-1)       Other         Operating
                                                         Fees        Fees(1)      Expenses       Expenses
    Growth & Core
      Growth Portfolio                                  0.65%         0.25%        0.02%           0.92%
      Balanced Portfolio                                0.65%         0.25%        0.02%           0.92%
    International & Global
      Worldwide Growth Portfolio                        0.65%         0.25%        0.06%           0.96%
      International Growth Portfolio                    0.65%         0.25%        0.11%           1.01%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Growth Portfolio                                             $ 94       $293       $509       $1,131
      Balanced Portfolio                                           $ 94       $293       $509       $1,131
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306       $531       $1,178
      International Growth Portfolio                               $103       $322       $558       $1,236

 10  Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Growth Portfolio                                                 Janus Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  International Growth Portfolio                          Janus Overseas Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GROWTH & CORE

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

            Investment objectives, principal investment strategies and risks  11

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree when selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolios do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or

 12  Janus Aspen Series
          expected on income-producing securities, Balanced Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 40 to 60% of its net assets.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of Balanced Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist primarily of bonds.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  13

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Balanced Portfolio also invests in securities with some degree of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

 14  Janus Aspen Series

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  15

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 16  Janus Aspen Series

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio and International Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  17

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 18  Janus Aspen Series

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                   Average Daily      Annual Management
                                                                     Net Assets           Fee Rate
    Portfolios                                                      of Portfolio       Percentage (%)
    Growth & Core
      Growth Portfolio                                            All Asset Levels          0.65
      Balanced Portfolio                                          All Asset Levels          0.65
    International & Global
      Worldwide Growth Portfolio                                  All Asset Levels          0.65
      International Growth Portfolio                              All Asset Levels          0.65

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Growth Portfolio                                                     0.65%
   Balanced Portfolio                                                   0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
   International Growth Portfolio                                       0.65%
----------------------------------------------------------------------------------------

                                                Management of the Portfolios  19

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

 20  Janus Aspen Series

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  21

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

 22  Janus Aspen Series
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

                                                           Other information  23
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

 24  Janus Aspen Series

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 26  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                                                         Shareholder's guide  27

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. The Portfolios disclose their top ten portfolio holdings. The Portfolios also provide the percentage of their total portfolios that is represented by their top ten holdings.

 28  Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                      Years ended December 31
                                         2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $14.48         $19.76         $26.36         $33.52
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.09         (0.04)         (0.02)         (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)          4.47         (5.24)         (6.54)         (4.58)
 Total from investment operations          4.56         (5.28)         (6.56)         (4.59)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --             --             --             --
 Distributions (from capital gains)          --             --         (0.04)         (2.57)
 Total distributions                         --             --         (0.04)         (2.57)
 NET ASSET VALUE, END OF PERIOD          $19.04         $14.48         $19.76         $26.36
 Total return                            31.49%       (26.72%)       (24.90%)       (14.75%)
 Net assets, end of period (in
   thousands)                          $211,100       $177,327       $237,012       $104,656
 Average net assets for the period
   (in thousands)                      $188,994       $219,594       $160,200        $29,782
 Ratio of gross expenses to average
   net assets(1)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.55%        (0.33%)        (0.20%)        (0.07%)
 Portfolio turnover rate                    24%            36%            48%            47%
--------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 30  Janus Aspen Series

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.32              $23.31              $24.92             $27.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.39                0.45                0.47               0.17
 Net gain/(loss) on securities
   (both realized and unrealized)          2.52              (2.00)              (1.68)             (0.52)
 Total from investment operations          2.91              (1.55)              (1.21)             (0.35)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.41)              (0.44)              (0.40)             (0.22)
 Distributions (from capital gains)          --                  --                  --             (2.31)
 Tax return of capital                       --                  --                  --             (0.02)
 Total distributions                     (0.41)              (0.44)              (0.40)             (2.55)
 NET ASSET VALUE, END OF PERIOD          $23.82              $21.32              $23.31             $24.92
 Total Return                            13.72%             (6.67%)             (4.90%)            (1.37%)
 Net assets, end of period (in
   thousands)                          $431,044            $282,367            $192,338            $48,634
 Average net assets for the period
   (in thousands)                      $349,871            $237,813            $108,835            $13,810
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.91%              0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.91%              0.91%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.90%               2.28%               2.58%              2.93%
 Portfolio turnover rate                    69%                 94%                114%                72%
----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 32  Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

 34  Janus Aspen Series
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  35

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 36  Janus Aspen Series

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  37

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 38

                       This page intentionally left blank

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Growth Portfolio
                                          Capital Appreciation Portfolio
                                          Balanced Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio
                                         FIXED-INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes six series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   10
                   Fees and expenses........................................   12

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment strategies
                   for Equity Portfolios....................................   14
                   Investment objective and principal investment strategies
                   for Flexible Income Portfolio............................   17
                   General portfolio policies...............................   19
                   Risks for Equity Portfolios..............................   22
                   Risks for Flexible Income Portfolio......................   23
                   Risks common to all Portfolios...........................   23

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   25
                   Management expenses......................................   26
                   Investment personnel.....................................   27

                OTHER INFORMATION...........................................   29

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   33
                   Taxes....................................................   33

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   34
                   Purchases................................................   34
                   Redemptions..............................................   35
                   Excessive trading........................................   35
                   Shareholder communications...............................   36

                FINANCIAL HIGHLIGHTS........................................   37

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   43
                   Futures, options and other derivatives...................   45
                   Other investments, strategies and/or techniques..........   46

                EXPLANATION OF RATING CATEGORIES............................   47

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

 2  Janus Aspen Series

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          CAPITAL APPRECIATION PORTFOLIO is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a portfolio that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          WORLDWIDE GROWTH PORTFOLIO AND INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

 4  Janus Aspen Series

          GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        2.71%  29.96%  18.14%  22.49%  35.59%  43.01%  (14.75%)  (24.90%)  (26.72%)  31.49%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1998 27.71%    Worst Quarter:  3rd-2001 (24.83%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Growth Portfolio - Service Shares               31.49%    (2.47%)      8.74%          8.76%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                     29.75%    (5.11%)      9.21%          9.31%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

                                                          Risk/return summary  5

          CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                                           57.91%  64.60%  (18.37%)  (21.83%)  (15.93%)  20.23%
                                            1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 40.00%    Worst Quarter:  3rd-2001 (18.74%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                    1 year     5 years       (5/1/97)
          Capital Appreciation Portfolio - Service Shares            20.23%      1.21%        11.99%
          S&P 500(R) Index*                                          28.67%     (0.57%)        6.60%
            (reflects no deduction for fees or expenses)
          Russell 1000 Growth Index**                                29.75%     (5.11%)        4.00%
            (reflects no deduction for fees or expenses)
                                                                   --------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Russell 1000 Growth Index contains those securities in the
             Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

 6  Janus Aspen Series

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%  24.79%  16.18%  21.96%  34.03%  26.03%  (1.37%)  (4.90%)  (6.67%)  13.72%
                        1994    1995    1996    1997    1998    1999    2000     2001     2002     2003

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Service Shares             13.72%     4.64%      11.69%         12.04%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**             4.67%     6.66%       6.98%          6.78%
            (reflects no deduction for fees or expenses)
          Balanced Index+                                 17.87%     2.68%       9.22%          9.11%++
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. + The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Gov't/Credit Index (45%).
          ++ The average annual return was calculated based on historical information from 9/30/93 to 12/31/03 for the Balanced Index.

                                                          Risk/return summary  7

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

 8  Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  9

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FIXED-INCOME

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

          For purposes of the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the

 10  Janus Aspen Series
          performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        (0.91%)  23.86%  9.03%  11.52%  8.85%  1.30%  6.00%  7.49%  10.16%  6.17%
                         1994     1995   1996    1997   1998   1999   2000   2001    2002    2003

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.27%)

                                                     Average annual total return for periods ended 12/31/03
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year    5 years    10 years       (9/13/93)
          Flexible Income Portfolio - Service Shares       6.17%      6.19%      8.18%           8.01%
          Lehman Brothers Gov't/Credit Index*              4.67%      6.66%      6.98%           6.78%
            (reflects no deduction for fees or expenses)
                                                           ------------------------------------------------

          * The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

 12  Janus Aspen Series

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                         ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                                   Distribution              Total Annual Fund
                                                      Management     (12b-1)       Other         Operating
                                                         Fees        Fees(1)      Expenses       Expenses
    Growth & Core
      Growth Portfolio                                  0.65%         0.25%        0.02%           0.92%
      Capital Appreciation Portfolio                    0.65%         0.25%        0.03%           0.93%
      Balanced Portfolio                                0.65%         0.25%        0.02%           0.92%
    International & Global
      Worldwide Growth Portfolio                        0.65%         0.25%        0.06%           0.96%
      International Growth Portfolio                    0.65%         0.25%        0.11%           1.01%
    Fixed-Income
      Flexible Income Portfolio                         0.60%         0.25%        0.04%           0.89%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
   EXAMPLES:
   These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Growth Portfolio                                             $ 94       $293       $509       $1,131
      Capital Appreciation Portfolio                               $ 95       $296       $515       $1,143
      Balanced Portfolio                                           $ 94       $293       $509       $1,131
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306       $531       $1,178
      International Growth Portfolio                               $103       $322       $558       $1,236
    Fixed-Income
      Flexible Income Portfolio                                    $ 91       $284       $493       $1,096

                                                         Risk/return summary  13

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Growth Portfolio                                                 Janus Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  International Growth Portfolio                          Janus Overseas Fund
                FIXED-INCOME PORTFOLIO
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES FOR EQUITY PORTFOLIOS

GROWTH & CORE

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

 14  Janus Aspen Series

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree when selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

            Investment objectives, principal investment strategies and risks  15

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolios do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, Balanced Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 40 to 60% of its net assets.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of Balanced Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist primarily of bonds.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

 16  Janus Aspen Series

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES FOR FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

            Investment objectives, principal investment strategies and risks 17 averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

          The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

 18  Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Balanced Portfolio also invests in securities with some degree of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

            Investment objectives, principal investment strategies and risks  19

          To achieve its objective, Flexible Income Portfolio invests primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

          - domestic and foreign equity securities

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities (without limit)

          - zero coupon, pay-in-kind and step coupon securities (without limit)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

 20  Janus Aspen Series

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  21

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF CAPITAL APPRECIATION PORTFOLIO AFFECT THE PORTFOLIO'S RISK PROFILE?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a nondiversified Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

 22  Janus Aspen Series

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

            Investment objectives, principal investment strategies and risks 23 practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio and International Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 24  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  25

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                    Average Daily      Annual Management
                                                     Net Assets            Fee Rate         Expense Limit
    Portfolios                                      of Portfolio        Percentage (%)      Percentage (%)
    Growth & Core
      Growth Portfolio                            All Asset Levels           0.65                 N/A
      Capital Appreciation Portfolio              All Asset Levels           0.65                 N/A
      Balanced Portfolio                          All Asset Levels           0.65                 N/A
    International & Global
      Worldwide Growth Portfolio                  All Asset Levels           0.65                 N/A
      International Growth Portfolio              All Asset Levels           0.65                 N/A
    Fixed-Income
      Flexible Income Portfolio                   First $300
                                                  Million                    0.65                1.00(1)
                                                  Over $300 Million          0.55

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least May 1, 2005. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Growth Portfolio                                                     0.65%
   Capital Appreciation Portfolio                                       0.65%
   Balanced Portfolio                                                   0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
   International Growth Portfolio                                       0.65%
Fixed-Income
   Flexible Income Portfolio                                            0.60%

 26  Janus Aspen Series

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio, which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.
                                                Management of the Portfolios  27

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

 28  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

                                                           Other information  29
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

 30  Janus Aspen Series
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

                                                           Other information  31

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 32  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  33

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

 34  Janus Aspen Series

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. Most Portfolios disclose their top ten portfolio holdings. However, Capital Appreciation Portfolio discloses only its top five portfolio

                                                         Shareholder's guide  35
          holdings. The Portfolios also provide the percentage of their total portfolios that are represented by their top five or ten holdings.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 36  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------
                                                      Years ended December 31
                                         2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $14.48         $19.76         $26.36         $33.52
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.09         (0.04)         (0.02)         (0.01)
 Net gain/(loss) on securities
   (both realized and unrealized)          4.47         (5.24)         (6.54)         (4.58)
 Total from investment operations          4.56         (5.28)         (6.56)         (4.59)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --             --             --             --
 Distributions (from capital gains)          --             --         (0.04)         (2.57)
 Total distributions                         --             --         (0.04)         (2.57)
 NET ASSET VALUE, END OF PERIOD          $19.04         $14.48         $19.76         $26.36
 Total return                            31.49%       (26.72%)       (24.90%)       (14.75%)
 Net assets, end of period (in
   thousands)                          $211,100       $177,327       $237,012       $104,656
 Average net assets for the period
   (in thousands)                      $188,994       $219,594       $160,200        $29,782
 Ratio of gross expenses to average
   net assets(1)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 0.55%        (0.33%)        (0.20%)        (0.07%)
 Portfolio turnover rate                    24%            36%            48%            47%
--------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  37

CAPITAL APPRECIATION PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------
                                                           Years ended December 31
                                              2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $17.24         $20.57         $26.54         $32.77
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.01           0.06           0.14           0.27
 Net gain/(loss) on securities
   (both realized and unrealized)               3.48         (3.33)         (5.92)         (6.27)
 Total from investment operations               3.49         (3.27)         (5.78)         (6.00)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.05)         (0.06)         (0.19)         (0.22)
 Distributions (from capital gains)               --             --             --         (0.01)
 Total distributions                          (0.05)         (0.06)         (0.19)         (0.23)
 NET ASSET VALUE, END OF PERIOD               $20.68         $17.24         $20.57         $26.54
 Total Return                                 20.23%       (15.93%)       (21.83%)       (18.37%)
 Net assets, end of period (in
   thousands)                               $427,292       $367,266       $498,094       $527,960
 Average net assets for the period
   (in thousands)                           $390,044       $432,801       $514,004       $311,628
 Ratio of gross expenses to average
   net assets(1)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net expenses to average
   net assets(2)                               0.93%          0.92%          0.91%          0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                      0.07%          0.30%          0.69%          1.52%
 Portfolio turnover rate                         41%            62%            67%            41%
-------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 38  Janus Aspen Series

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.32              $23.31              $24.92             $27.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.39                0.45                0.47               0.17
 Net gain/(loss) on securities
   (both realized and unrealized)          2.52              (2.00)              (1.68)             (0.52)
 Total from investment operations          2.91              (1.55)              (1.21)             (0.35)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.41)              (0.44)              (0.40)             (0.22)
 Distributions (from capital gains)          --                  --                  --             (2.31)
 Tax return of capital                       --                  --                  --             (0.02)
 Total distributions                     (0.41)              (0.44)              (0.40)             (2.55)
 NET ASSET VALUE, END OF PERIOD          $23.82              $21.32              $23.31             $24.92
 Total Return                            13.72%             (6.67%)             (4.90%)            (1.37%)
 Net assets, end of period (in
   thousands)                          $431,044            $282,367            $192,338            $48,634
 Average net assets for the period
   (in thousands)                      $349,871            $237,813            $108,835            $13,810
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.91%              0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.91%              0.91%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.90%               2.28%               2.58%              2.93%
 Portfolio turnover rate                    69%                 94%                114%                72%
----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  39

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 40  Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  41

FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                        2003                 2002                 2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.82               $11.98              $11.62              $11.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.53                 0.34                0.47                0.53
 Net gain/(loss) on securities
   (both realized and unrealized)         0.26                 0.87                0.39                0.14
 Total from investment operations         0.79                 1.21                0.86                0.67
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.50)               (0.37)              (0.50)              (0.46)
 Distributions (from capital gains)         --                   --                  --                  --
 Total distributions                    (0.50)               (0.37)              (0.50)              (0.46)
 NET ASSET VALUE, END OF PERIOD         $13.11               $12.82              $11.98              $11.62
 Total return                            6.17%               10.16%               7.49%               6.00%
 Net assets, end of period (in
   thousands)                          $31,272              $14,025              $2,136                $568
 Average net assets for the period
   (in thousands)                      $23,523               $7,218              $1,452                $187
 Ratio of gross expenses to average
   net assets(1)                         0.89%                0.91%               0.91%               0.99%
 Ratio of net expenses to average
   net assets(2)                         0.89%                0.91%               0.90%               0.99%
 Ratio of net investment
   income/(loss) to average net
   assets                                4.26%                4.61%               5.56%               6.54%
 Portfolio turnover rate                  154%                 229%                308%                202%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 42  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

                                                Glossary of investment terms  43
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 44  Janus Aspen Series

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                                                Glossary of investment terms  45

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 46  Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

                                            Explanation of rating categories  47

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

 48  Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2003, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           29%
           AA                                                             4%
           A                                                             10%
           BBB                                                           36%
           BB                                                             7%
           B                                                              5%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      7%
           Preferred Stock                                                0%
           Cash and Options                                               2%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2003.

                                            Explanation of rating categories  49

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 50

                       This page intentionally left blank

                       This page intentionally left blank

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736

                                         May 1, 2004

                                         GROWTH & CORE
                                          Mid Cap Growth Portfolio
                                          Core Equity Portfolio
                                          Balanced Portfolio
                                         INTERNATIONAL & GLOBAL
                                          Worldwide Growth Portfolio
                                          International Growth Portfolio
                                         FIXED-INCOME
                                          Flexible Income Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)

                This prospectus describes six series (the "Portfolios") with different investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    9
                   Fees and expenses........................................   11

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Investment objectives and principal investment strategies
                   for Equity Portfolios....................................   13
                   Investment objective and principal investment strategies
                   for Flexible Income Portfolio............................   16
                   General portfolio policies...............................   18
                   Risks for Equity Portfolios..............................   21
                   Risks for Flexible Income Portfolio......................   22
                   Risks common to all Portfolios...........................   22

                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   24
                   Management expenses......................................   25
                   Investment personnel.....................................   26

                OTHER INFORMATION...........................................   28

                DISTRIBUTIONS AND TAXES
                   Distributions............................................   32
                   Taxes....................................................   32

                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   33
                   Purchases................................................   33
                   Redemptions..............................................   34
                   Excessive trading........................................   34
                   Shareholder communications...............................   35

                FINANCIAL HIGHLIGHTS........................................   36

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   42
                   Futures, options and other derivatives...................   44
                   Other investments, strategies and/or techniques..........   45

                EXPLANATION OF RATING CATEGORIES............................   46

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------
          GROWTH & CORE

          - MID CAP GROWTH PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          INTERNATIONAL & GLOBAL

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. Certain of these Portfolios have a policy of investing at least 80% of net assets in the type of securities suggested by a Portfolio's name. For the Portfolios with such a policy, a Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for MID CAP GROWTH PORTFOLIO AND CORE EQUITY PORTFOLIO).

          The Janus portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find such investments, a Portfolio's uninvested assets may be held in cash or similar investments.

GROWTH & CORE

          MID CAP GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

          CORE EQUITY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

 2  Janus Aspen Series

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may invest all of its assets in fewer than five countries or even a single country.

          For purposes of Portfolios with 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that a Portfolio's returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          Worldwide Growth Portfolio and International Growth Portfolio may have significant exposure to foreign markets, including emerging markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Portfolios' investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          MID CAP GROWTH PORTFOLIO'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Portfolio's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolio's performance has varied over time. The Portfolios' Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar charts depict the change in performance from year to year during the periods indicated, but do not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolios do not impose any sales or other charges that would affect total return computations. Total return figures include the effect of each Portfolio's expenses. The tables compare the average annual returns for the Service Shares of each Portfolio for the periods indicated to a broad-based securities market index or indices.

          MID CAP GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        16.33%  27.38%  7.72%  12.53%  34.19%  123.16%  (31.78%)  (39.59%)  (28.12%)  34.76%
                         1994    1995   1996    1997    1998    1999      2000      2001      2002     2003

                 Best Quarter:  4th-1999 58.17%    Worst Quarter:  1st-2001 (32.17%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Mid Cap Growth Portfolio - Service Shares       34.76%    (2.28%)      7.96%          9.40%
          Russell Midcap Growth Index*                    42.71%     2.01%       9.40%          9.46%**
            (reflects no deduction for fees or expenses)
          S&P MidCap 400 Index+                           35.62%     9.21%      13.93%         14.01%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.
          ** The average annual total return was calculated based on historical information from 8/31/93 to 12/31/03 for the Russell Midcap Growth Index.
           + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4  Janus Aspen Series

          CORE EQUITY PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                          45.99%     40.39%     (8.24%)   (12.04%)   (18.45%)    25.08%
                           1998       1999       2000       2001       2002       2003

                 Best Quarter:  4th-1998 28.47%    Worst Quarter:  3rd-2002 (15.40%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/1/97)
          Core Equity Portfolio - Service Shares                     25.08%     2.94%         13.07%
          S&P 500(R) Index*                                          28.67%    (0.57%)         6.60%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk/return summary  5

          BALANCED PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        0.84%  24.79%  16.18%  21.96%  34.03%  26.03%  (1.37%)  (4.90%)  (6.67%)  13.72%
                        1994    1995    1996    1997    1998    1999    2000     2001     2002     2003

                 Best Quarter:  4th-1998 20.26%    Worst Quarter:  3rd-2001 (5.91%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Balanced Portfolio - Service Shares             13.72%     4.64%      11.69%         12.04%
          S&P 500(R) Index*                               28.67%    (0.57%)     11.06%         10.93%
            (reflects no deduction for fees or expenses)
          Lehman Brothers Gov't/Credit Index**             4.67%     6.66%       6.98%          6.78%
            (reflects no deduction for fees or expenses)
          Balanced Index+                                 17.87%     2.68%       9.22%          9.11%++
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

           * The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.
          ** The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. + The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Gov't/Credit Index (45%).
          ++ The average annual return was calculated based on historical information from 9/30/93 to 12/31/03 for the Balanced Index.

 6  Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        1.53%  27.29%  28.80%  21.91%  28.71%  63.49%  (15.99%)  (22.62%)  (25.71%)  23.68%
                        1994    1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 41.62%    Worst Quarter:  3rd-2001 (20.50%)

                                                    Average annual total return for periods ended 12/31/03
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                          1 year    5 years    10 years       (9/13/93)
          Worldwide Growth Portfolio - Service Shares     23.68%    (0.47%)     9.83%          11.34%
          Morgan Stanley Capital International World
            Index(SM)*                                    33.11%    (0.77%)     7.14%           6.99%
            (reflects no deduction for fees or expenses)
                                                          ------------------------------------------------

          * The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

                                                          Risk/return summary  7

          INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        23.15%  34.71%  18.36%  16.88%  79.52%  (16.14%)  (23.43%)  (25.76%)  34.53%
                         1995    1996    1997    1998    1999     2000      2001      2002     2003

                 Best Quarter:  4th-1999 56.24%    Worst Quarter:  3rd-2001 (20.44%)

                                                   Average annual total return for periods ended 12/31/03
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (5/2/94)
          International Growth Portfolio - Service Shares            34.53%     2.86%         10.59%
          Morgan Stanley Capital International EAFE(R) Index*        38.59%    (0.05%)         3.81%
            (reflects no deduction for fees or expenses)
                                                                     ------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 8  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------
          FIXED-INCOME

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective or the Portfolio's principal investment policies without a shareholder vote. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities, including agency securities, and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

          For purposes of the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the

                                                          Risk/return summary  9
          performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/ high-risk bonds.

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares of the Portfolio reflect the historical performance of a different class of shares (the Institutional Shares) prior to December 31, 1999, restated based on the Service Shares' estimated fees and expenses on (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges and expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES

                 Annual returns for periods ended 12/31
                        (0.91%)  23.86%  9.03%  11.52%  8.85%  1.30%  6.00%  7.49%  10.16%  6.17%
                         1994     1995   1996    1997   1998   1999   2000   2001    2002    2003

                 Best Quarter:  2nd-1995 6.71%    Worst Quarter:  2nd-1999 (1.27%)

                                                     Average annual total return for periods ended 12/31/03
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                           1 year    5 years    10 years       (9/13/93)
          Flexible Income Portfolio - Service Shares       6.17%      6.19%      8.18%           8.01%
          Lehman Brothers Gov't/Credit Index*              4.67%      6.66%      6.98%           6.78%
            (reflects no deduction for fees or expenses)
                                                           ------------------------------------------------

          * The Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

 10  Janus Aspen Series

FEES AND EXPENSES

          The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Portfolios. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2003. All expenses are shown without the effect of expense offset arrangements.

          SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

                                                         Risk/return summary  11

          This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.

                                  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)
                                                      Distribution              Total Annual Fund              Net Annual Fund
                                         Management     (12b-1)       Other         Operating       Expense       Operating
                                            Fees        Fees(1)      Expenses      Expenses(2)      Waivers      Expenses(2)
    Growth & Core
      Mid Cap Growth Portfolio             0.65%         0.25%        0.02%           0.92%            N/A         0.92%
      Core Equity Portfolio                0.65%         0.25%        1.45%           2.35%          0.85%         1.50%
      Balanced Portfolio                   0.65%         0.25%        0.02%           0.92%            N/A         0.92%
    International & Global
      Worldwide Growth Portfolio           0.65%         0.25%        0.06%           0.96%            N/A         0.96%
      International Growth Portfolio       0.65%         0.25%        0.11%           1.01%            N/A         1.01%
    Fixed-Income
      Flexible Income Portfolio            0.60%         0.25%        0.04%           0.89%             --         0.89%

   (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
   (2) Total Annual Fund Operating Expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolio's total operating expenses until at least May 1, 2005.



   EXAMPLES:
   THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that your investment has a 5% return each year, and that the Portfolios' operating expenses before waivers remain the same. The examples also assume that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth & Core
      Mid Cap Growth Portfolio                                     $ 94       $293      $  509      $1,131
      Core Equity Portfolio                                        $238       $733      $1,255      $2,686
      Balanced Portfolio                                           $ 94       $293      $  509      $1,131
    International & Global
      Worldwide Growth Portfolio                                   $ 98       $306      $  531      $1,178
      International Growth Portfolio                               $103       $322      $  558      $1,236
    Fixed-Income
      Flexible Income Portfolio                                    $ 91       $284      $  493      $1,096

 12  Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                GROWTH & CORE PORTFOLIOS
                  Mid Cap Growth Portfolio                              Janus Enterprise Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                INTERNATIONAL & GLOBAL PORTFOLIOS
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  International Growth Portfolio                          Janus Overseas Fund
                FIXED-INCOME PORTFOLIO
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses. Mid Cap Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies. Janus Enterprise Fund invests, under normal circumstances, at least 50% of its equity assets in medium-sized companies.

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES FOR EQUITY PORTFOLIOS

GROWTH & CORE

          MID CAP GROWTH PORTFOLIO
          Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2003, they ranged from approximately $695 million to $17 billion.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

            Investment objectives, principal investment strategies and risks  13

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

INTERNATIONAL & GLOBAL

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

          The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The portfolio managers may sell a Portfolio holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The portfolio managers may also sell a Portfolio holding to meet redemptions.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the other Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree when selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as

 14  Janus Aspen Series
          expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Mid Cap Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, Balanced Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 40 to 60% of its net assets.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of Balanced Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist primarily of bonds.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  15

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES FOR FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its total assets in income-producing securities. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/ high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

          The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by

 16  Janus Aspen Series
          averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

          The Portfolio may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

            Investment objectives, principal investment strategies and risks  17

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. In investing their portfolio assets, the Portfolios will follow the general policies listed below. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          The Portfolios do not always stay fully invested in stocks and bonds. For example, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          In addition, a portfolio manager may temporarily increase a Portfolio's cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may not achieve its investment objective.

          OTHER TYPES OF INVESTMENTS
          To achieve their objectives, the Equity Portfolios invest primarily in domestic and foreign equity securities. Balanced Portfolio also invests in securities with some degree of emphasis on income. To a limited extent, the Portfolios may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' objective. These securities and strategies may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of MID CAP GROWTH PORTFOLIO'S AND CORE EQUITY PORTFOLIO'S assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - short sales "against the box" and "naked" short sales (no more than 8% of a Portfolio's assets may be invested in naked short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

 18  Janus Aspen Series

          To achieve its objective, Flexible Income Portfolio invests primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's objective. These securities and strategies may include:

          - domestic and foreign equity securities

          - common stocks

          - pass-through securities including mortgage- and asset-backed securities (without limit)

          - zero coupon, pay-in-kind and step coupon securities (without limit)

          - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Portfolio's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

            Investment objectives, principal investment strategies and risks  19

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 20  Janus Aspen Series

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

          The following question and answer are designed to help you better understand some of the risks of investing in the Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

            Investment objectives, principal investment strategies and risks  21

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

          The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

          The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THE PORTFOLIOS' PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

 22  Janus Aspen Series
            practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

          The Portfolios, particularly Worldwide Growth Portfolio and International Growth Portfolio, may invest in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgment proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  23

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Portfolios. Janus Capital is responsible for the day-to-day management of the investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital is also responsible for the other business affairs of the Portfolios.

          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are interested persons of Janus Capital.

          Janus Capital or its affiliates may make payments from their own assets to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition or retention of the accounts in the Portfolios or which performed services with respect to contract owners and plan participants. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Criteria may include, but are not limited to, the size of an institutional relationship, gross and/or net sales generated by the relationship and the profitability of sales through the institutional relationship. These requirements may from time to time change. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings for, such intermediaries. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Portfolios.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 24  Janus Aspen Series

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay.

          Each Portfolio incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                    Average Daily      Annual Management
                                                     Net Assets            Fee Rate         Expense Limit
    Portfolios                                      of Portfolio        Percentage (%)      Percentage (%)
    Growth & Core
      Mid Cap Growth Portfolio                    All Asset Levels           0.65                 N/A
      Core Equity Portfolio                       All Asset Levels           0.65                1.25(1)
      Balanced Portfolio                          All Asset Levels           0.65                 N/A
    International & Global
      Worldwide Growth Portfolio                  All Asset Levels           0.65                 N/A
      International Growth Portfolio              All Asset Levels           0.65                 N/A
    Fixed-Income
      Flexible Income Portfolio                   First $300
                                                  Million                    0.65                1.00(1)(2)
                                                  Over $300 Million          0.55

   (1) Janus Capital has agreed to limit the Portfolio's expenses (excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least May 1, 2005.
   (2) The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the fiscal year ended December 31, 2003, each Portfolio paid Janus Capital the following management fees (net of fee waivers) based on each Portfolio's average net assets:

                                                                    Management Fee
                                                              (for the Fiscal Year Ended
Portfolio                                                         December 31, 2003)
----------------------------------------------------------------------------------------
Growth & Core
   Mid Cap Growth Portfolio                                             0.65%
   Core Equity Portfolio                                                0.00%(1)
   Balanced Portfolio                                                   0.65%
International & Global
   Worldwide Growth Portfolio                                           0.65%
   International Growth Portfolio                                       0.65%
Fixed-Income
   Flexible Income Portfolio                                            0.60%

(1) Fee waiver exceeded management fee.

          Absent fee waivers, the management fees based upon its average net assets would have been 0.65% for Core Equity Portfolio.

                                                Management of the Portfolios  25

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, for which he has served as Co-Manager or Manager since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from
            May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Mid Cap
            Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of
            International Growth Portfolio, for which he has served as Co-Manager or Manager since January 2001. Mr. Lynn is also
            Portfolio Manager of other Janus accounts. He joined Janus
            Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Core Equity Portfolio and Balanced Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 26  Janus Aspen Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of Worldwide Growth Portfolio. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical Engineering and Political
            Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered
            Financial Analyst designation.

GARTH YETTICK
--------------------------------------------------------------------------------
            is Assistant Portfolio Manager of International Growth Portfolio. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First Manhattan Consulting Group from 1994 to
            1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  27

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Service Shares, is offered pursuant to this prospectus. The Shares offered by this prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

          CLOSED FUND POLICIES

          The Portfolios may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio are discontinued to new investors, it is expected that existing shareholders invested in that Portfolio would be permitted to continue to purchase shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Portfolios as an investment option would be able to direct contributions to that Portfolio through their plan, regardless of whether they invested in such Portfolio prior to its closing and, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Portfolio as an investment option.

          PENDING LEGAL MATTERS

          In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

          Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought

 28  Janus Aspen Series
          by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

          As of April 15, 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings related to those matters against Janus Capital Group Inc. or any of its subsidiaries or any of the Janus funds. Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry.

          While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

          Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions were waived.

          The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

          Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to accounts of those

                                                           Other information  29
          traders, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY based on methodology specified by the Independent Trustees and does not include any fines or penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

          Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
          (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

          These civil lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

          These lawsuits were filed in a number of state and federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending federal actions remaining in federal courts other than the District of Maryland that are related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures, although Janus Capital Group Inc. has requested the federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

          Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

 30  Janus Aspen Series

          DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

          Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains distributions are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains distributions in December.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If a Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 32  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          All purchases and sales will be duly processed at the NAV next calculated after an order is received in good order by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 pm New York time) each day that the NYSE is open. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, (or if events or circumstances are identified that may affect the value of portfolio securities between the closing of their principal markets and the time the NAV is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, a Portfolio's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares to the extent a Portfolio is invested in such markets.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers or other financial intermediaries which were instrumental in the acquisition of the accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.

          Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, see "Excessive Trading."

          Although there is no present intention to do so, the Portfolios may discontinue sales of their Shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

                                                         Shareholder's guide  33

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          The Portfolios are intended for long-term investment purposes only. The Portfolios will take reasonable steps to seek to prevent excessive short-term trading. Excessive short-term trading into and out of a Portfolio can disrupt portfolio investment strategies, may increase expenses, and negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe that the trading activity in the account(s) would be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order (including an exchange purchase) if the Portfolio's portfolio manager believes he or she would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

          The trading history of accounts under common ownership or control within any of the Janus funds may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. However, the Portfolios cannot always identify or reasonably detect excessive trading that may be facilitated by an intermediary or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Portfolios. Transactions accepted by your insurance company or plan sponsor in violation of the Portfolios' excessive trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your insurance company or plan sponsor.

          The Portfolios' excessive trading policy generally does not apply to Janus Aspen Money Market Portfolio, although Janus Aspen Money Market Portfolio at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Portfolios' full portfolio holdings, as well as industry, security and regional breakdowns, are published monthly, with a 30-day lag, on janus.com. In addition, the Portfolios' top portfolio holdings in order of position size are published quarterly, with a 15-day lag, on janus.com. The Portfolios disclose their top ten portfolio holdings. The Portfolios also provide the percentage of their total portfolios that is represented by their top ten holdings.

 34  Janus Aspen Series

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Service Shares' financial performance through December 31st of the fiscal years shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

MID CAP GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $15.62              $21.73              $35.97              $59.16
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.29              (0.04)              (0.09)                0.12
 Net gain/(loss) on securities
   (both realized and unrealized)          5.14              (6.07)             (14.15)             (16.98)
 Total from investment operations          5.43              (6.11)             (14.24)             (16.86)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                   --                  --                  --                  --
 Distributions (from capital gains)          --                  --                  --              (4.58)
 Tax return of capital                       --                  --                  --              (1.75)
 Total distributions                         --                  --                  --              (6.33)
 NET ASSET VALUE, END OF PERIOD          $21.05              $15.62              $21.73              $35.97
 Total return                            34.76%            (28.12%)            (39.59%)            (31.78%)
 Net assets, end of period (in
   thousands)                          $204,838            $137,089            $169,656            $126,135
 Average net assets for the period
   (in thousands)                      $167,689            $149,682            $146,884             $43,775
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.92%               0.92%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.54%             (0.32%)             (0.48%)             (0.65%)
 Portfolio turnover rate                    36%                 63%                 99%                 82%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 36  Janus Aspen Series

CORE EQUITY PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------------------
                                                            Years ended December 31
                                        2003               2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                              $13.16              $16.15              $19.05             $27.15
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)            0.32                0.01                0.05               0.01
 Net gain/(loss) on securities
   (both realized and unrealized)        2.98              (2.99)              (2.31)             (1.93)
 Total from investment operations        3.30              (2.98)              (2.26)             (1.92)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                             (0.04)              (0.01)              (0.05)             (0.01)
 Distributions (from capital gains)        --                  --              (0.59)             (6.17)
 Tax return of capital                     --(1)               --                  --                 --
 Total distributions                   (0.04)              (0.01)              (0.64)             (6.18)
 NET ASSET VALUE, END OF PERIOD        $16.42              $13.16              $16.15             $19.05
 Total return                          25.08%            (18.45%)            (12.04%)            (8.24%)
 Net assets, end of period (in
   thousands)                            $289              $1,251                $971               $306
 Average net assets for the period
   (in thousands)                        $219              $1,012                $612                $93
 Ratio of gross expenses to average
   net assets(2)(3)                     1.50%               1.50%               1.30%              1.52%
 Ratio of net expenses to average
   net assets(4)                        1.50%               1.50%               1.30%              1.52%
 Ratio of net investment
   income/(loss) to average net
   assets                               2.20%               0.09%               0.44%              0.38%
 Portfolio turnover rate                  82%                 97%                114%                95%
--------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal year ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 2.35% in 2003, 2.12% in 2002, 1.30% in 2001 and 2.03% in 2000
    before waiver of certain fees incurred by the Portfolio.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  37

BALANCED PORTFOLIO - SERVICE SHARES
----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001               2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $21.32              $23.31              $24.92             $27.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.39                0.45                0.47               0.17
 Net gain/(loss) on securities
   (both realized and unrealized)          2.52              (2.00)              (1.68)             (0.52)
 Total from investment operations          2.91              (1.55)              (1.21)             (0.35)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.41)              (0.44)              (0.40)             (0.22)
 Distributions (from capital gains)          --                  --                  --             (2.31)
 Tax return of capital                       --                  --                  --             (0.02)
 Total distributions                     (0.41)              (0.44)              (0.40)             (2.55)
 NET ASSET VALUE, END OF PERIOD          $23.82              $21.32              $23.31             $24.92
 Total Return                            13.72%             (6.67%)             (4.90%)            (1.37%)
 Net assets, end of period (in
   thousands)                          $431,044            $282,367            $192,338            $48,634
 Average net assets for the period
   (in thousands)                      $349,871            $237,813            $108,835            $13,810
 Ratio of gross expenses to average
   net assets(1)                          0.92%               0.92%               0.91%              0.92%
 Ratio of net expenses to average
   net assets(2)                          0.92%               0.92%               0.91%              0.91%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.90%               2.28%               2.58%              2.93%
 Portfolio turnover rate                    69%                 94%                114%                72%
----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 38  Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                                Years ended December 31
                                              2003             2002                2001              2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                     $20.95           $28.38              $36.77            $47.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.31             0.14                0.17            (0.07)
 Net gain/(loss) on securities
   (both realized and unrealized)               4.63           (7.43)              (8.48)            (6.97)
 Total from investment operations               4.94           (7.29)              (8.31)            (7.04)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                                    (0.19)           (0.14)              (0.08)            (0.02)
 Distributions (from capital gains)               --               --                  --            (3.52)
 Tax return of capital                            --(1)            --                  --            (0.14)
 Total distributions                          (0.19)           (0.14)              (0.08)            (3.68)
 NET ASSET VALUE, END OF PERIOD               $25.70           $20.95              $28.38            $36.77
 Total return                                 23.68%         (25.71%)            (22.62%)          (15.99%)
 Net assets, end of period (in
   thousands)                               $236,991         $192,629            $171,392           $71,757
 Average net assets for the period
   (in thousands)                           $207,451         $188,639            $119,429           $22,158
 Ratio of gross expenses to average
   net assets(2)                               0.96%            0.95%               0.94%             0.95%
 Ratio of net expenses to average
   net assets(3)                               0.96%            0.95%               0.94%             0.94%
 Ratio of net investment
   income/(loss) to average net
   assets                                      1.44%            0.64%               0.47%             0.29%
 Portfolio turnover rate                        126%              73%                 82%               66%
-----------------------------------------------------------------------------------------------------------

(1) Tax return of capital aggregated less than $0.01 on a per share basis for the fiscal period ended December 31, 2003.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  39

INTERNATIONAL GROWTH PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                         2003                2002                2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                                $17.18              $23.30              $30.64              $38.29
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.25                0.13                0.18                0.46
 Net gain/(loss) on securities
   (both realized and unrealized)          5.64              (6.12)              (7.35)              (6.39)
 Total from investment operations          5.89              (5.99)              (7.17)              (5.93)
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                               (0.18)              (0.13)              (0.17)              (0.47)
 Distributions (from capital gains)          --                  --                  --              (0.91)
 Tax return of capital                       --                  --                  --              (0.34)
 Total distributions                     (0.18)              (0.13)              (0.17)              (1.72)
 NET ASSET VALUE, END OF PERIOD          $22.89              $17.18              $23.30              $30.64
 Total return                            34.53%            (25.76%)            (23.43%)            (16.14%)
 Net assets, end of period (in
   thousands)                          $457,965            $380,620            $541,803            $497,212
 Average net assets for the period
   (in thousands)                      $391,922            $477,995            $522,001            $269,680
 Ratio of gross expenses to average
   net assets(1)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net expenses to average
   net assets(2)                          1.01%               0.99%               0.96%               0.96%
 Ratio of net investment
   income/(loss) to average net
   assets                                 1.37%               0.67%               0.68%               1.85%
 Portfolio turnover rate                   123%                 74%                 65%                 67%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

 40  Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------
                                                             Years ended December 31
                                        2003                 2002                 2001                2000
 NET ASSET VALUE, BEGINNING OF
   PERIOD                               $12.82               $11.98              $11.62              $11.41
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)             0.53                 0.34                0.47                0.53
 Net gain/(loss) on securities
   (both realized and unrealized)         0.26                 0.87                0.39                0.14
 Total from investment operations         0.79                 1.21                0.86                0.67
 LESS DISTRIBUTIONS:
 Dividends (from net investment
   income)                              (0.50)               (0.37)              (0.50)              (0.46)
 Distributions (from capital gains)         --                   --                  --                  --
 Total distributions                    (0.50)               (0.37)              (0.50)              (0.46)
 NET ASSET VALUE, END OF PERIOD         $13.11               $12.82              $11.98              $11.62
 Total return                            6.17%               10.16%               7.49%               6.00%
 Net assets, end of period (in
   thousands)                          $31,272              $14,025              $2,136                $568
 Average net assets for the period
   (in thousands)                      $23,523               $7,218              $1,452                $187
 Ratio of gross expenses to average
   net assets(1)                         0.89%                0.91%               0.91%               0.99%
 Ratio of net expenses to average
   net assets(2)                         0.89%                0.91%               0.90%               0.99%
 Ratio of net investment
   income/(loss) to average net
   assets                                4.26%                4.61%               5.56%               6.54%
 Portfolio turnover rate                  154%                 229%                308%                202%
-----------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  41

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced

 42  Janus Aspen Series
          or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  43

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 44  Janus Aspen Series

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolios may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  45

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
          AA.......................... High quality; very strong capacity to pay principal and interest.
          A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
          BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

          Non-Investment Grade
          BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                       BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                       outweighed by large uncertainties or major risk exposure to adverse conditions.
          D........................... In default.

 46  Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

          BOND RATING                  EXPLANATION
          -----------------------------------------------------------------------------------------
          Investment Grade
          Aaa......................... Highest quality, smallest degree of investment risk.
          Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
          A........................... Upper-medium grade obligations; many favorable investment attributes.
          Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

          Non-Investment Grade
          Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
          B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
          Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
          Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
          C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

                                            Explanation of rating categories  47

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2003, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

          FLEXIBLE INCOME PORTFOLIO
          ------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           29%
           AA                                                             4%
           A                                                             10%
           BBB                                                           36%
           BB                                                             7%
           B                                                              5%
           CCC                                                            0%
           CC                                                             0%
           C                                                              0%
           Not Rated                                                      7%
           Preferred Stock                                                0%
           Cash and Options                                               2%
           TOTAL                                                        100%
          ------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2003.

 48  Janus Aspen Series

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). Information on the
                     operation of the Public Reference Room
                     may also be obtained by calling this
                     number. You may also obtain reports
                     and other information about the
                     Portfolios from the Electronic Data
                     Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  (JANUS LOGO)

                                   151 Detroit Street
                                   Denver, CO 80206-4805
                                   1-800-525-0020

            The Trust's Investment Company Act File No. is 811-7736